UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOSSIL GROUP, INC.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

N OT I C E O F AN N UAL M E ETING AN D PROX Y STATE M E NT T W O T H O U S A N D T W E N T Y T W O

[LOGO]

N O T IC E O F A N N UA L M E E T I N G O F S T O C K H O L D E R S I T E M S OF B U S IN E S S : P Elect seven (7) directors to the Company’s Board of Directors to serve for a term of one year or until their respective successors are elected and qualified. P Hold an advisory vote on executive compensation as disclosed in these materials. P Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. P Transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. You are cordially invited to attend the meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, you are urged to vote your shares as soon as possible so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. You may vote your shares via a toll-free telephone number or over the Internet. Alternatively, if you request or receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Voting in one of these ways will ensure that your shares are represented at the Annual Meeting. Your proxy will be revoked if you request its revocation in the manner provided in the enclosed proxy statement. By Order of the Board of Directors, Randy S. Hyne Vice President, General Counsel and Corporate Secretary April 7, 2022 The Annual Meeting of Stockholders (the “Annual Meeting”) of Fossil Group, Inc., a Delaware corporation (the “Company”), will be held in a virtual meeting format via webcast on the day and time set forth below: Wednesday, May 18, 2022 9:00 a.m. C ST R EG I ST R A T I O N The Board of Directors has fixed the close of business on March 23, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company and on the Company’s website for ten days prior to the meeting. M A TE R IA L S The 2022 Proxy Statement and 2021 Annual Report are available at http://viewproxy.com/fossil/2022

P R OX Y S U M MAR Y This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Fossil Group, Inc., a Delaware corporation (the “Company”), of your proxy to be voted at the 2022 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 18, 2022, at the time and place and for the purpose of voting on the matters set forth in the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”) and at any adjournment(s) or postponement(s) thereof. These matters include: 4. To transact any and all other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. We began mailing the Proxy Notice, and first made available the Proxy Statement and the accompanying form of the proxy to our stockholders, on or about April 7, 2022. When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, the shares will be voted: FOR each of the seven nominees named in this Proxy Statement for election to the Board under Proposal 1; FOR approval of the compensation of the Company’s Named Executive Officers (as defined in Compensation Discussion and Analysis) under Proposal 2; and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 under Proposal 3. 1. To elect seven (7) directors to the Board to serve for a term of one year or until their respective successors are elected and qualified. 2. To hold an advisory vote on executive compensation as disclosed in these materials. 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. I N T E R N E T AVA I L A B vvI L I T Y A N D E L E C T R O N IC D E L I V E R Y O F P R OX Y D O C U M E N TS Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 18, 2022: the Annual Meeting Notice, this Proxy Statement and our Annual Report to Stockholders covering the Company’s fiscal year ended January 1, 2022 (the “Annual Report”) are also available at http://viewproxy.com/fossil/2022. materials) will receive a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access and review the proxy materials, including the Annual Meeting Notice, this Proxy Statement and the Annual Report, on the Internet and how to access an electronic proxy card to vote on the Internet. The Proxy Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Proxy Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Proxy Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Proxy Notice. As permitted by Securities and Exchange Commission (“SEC”) rules, we are making the Annual Meeting Notice, this Proxy Statement and our Annual Report to Stockholders available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy 1 2 02 2 P R O X Y S TATE M E NT

Q U E S TIO N S A N D A N S W E R S A B O U T T H E A N N UA L M E E TI N G The executive offices of the Company are located at, and the mailing address of the Company is, 901 S. Central Expressway, Richardson, Texas 75080. Following are questions and answers regarding the Annual Meeting: Why am I receiving this Proxy Statement? You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board to be voted at the Annual Meeting (and at any adjournment or postponement of the Annual Meeting), for the purposes set forth in the Annual Meeting Notice. What is a proxy? A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy (or proxy card). Randy S. Hyne and Heather Foster have been designated as proxies for the Annual Meeting. Who is entitled to vote at the Annual Meeting? Holders of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on March 23, 2022, which is the date that the Board has designated as the record date for the Annual Meeting (the “Record Date”), are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 51,156,552 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the Annual Meeting, and neither the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), nor its Fifth Amended and Restated Bylaws (the “Bylaws”), allow for cumulative voting. How can I attend the Annual Meeting? To attend the Annual Meeting virtually via the Internet, you must register on or before 11:59 p.m. ET on May 15, 2022 by visiting http://viewproxy.com/fossil/2022/, clicking “Virtual Meeting Registration” and following these registration instructions: • If you hold your shares in your name and have received a proxy card or notice or Proxy Notice, please click “Registration for Registered Holders” and enter your name, phone number and email address. • If you hold your shares through a bank or broker, please click “Registration for Beneficial Holders”, enter your name, phone number and email address, and click submit. Then please upload or email a copy of your legal proxy or proof of ownership that you have obtained from your bank or broker to virtualmeeting@viewproxy.com. 2 W W W . FO S S I L G R O U P .C O M

Q U E S T I O N S A N D A N S W E R S A B O U T T H E A N N U A L M E E T I N G Upon completing your registration, you will receive an email once your submission has been confirmed along with the meeting password. You will need this password in order to attend the virtual Annual Meeting. In the confirmation email, beneficial holders will also receive their assigned control number if they have chosen the option to vote. Registered holders already have their control number on their Proxy Notice or proxy card. Participants are encouraged to visit the website in advance to test their systems for compatibility. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please email virtualmeeting@ viewproxy.com or call 866-612-8937. What am I voting on and what are the Board voting recommendations? Can other matters be decided at the Annual Meeting? Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the proxy holders appointed by our Board (who are named in the accompanying form of proxy) to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters. How many shares must be present to hold the Annual Meeting? The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. 2 02 2 P R O X Y S TATE M E NT 3 P R O P O S A L N O . DE S C R I P T I ON B O A RD V O T I N G RE C O M M E N D AT I O N S PA G E 1 Election of Directors FOR All Director Nominees 8 2 Advisory Vote to Approve the Compensation of our Named Executive Officers FOR 51 3 Ratification of the Appointment of Independent Auditors FOR 52

What is the procedure for voting? You may vote by proxy or virtually at the Annual Meeting. We suggest that you vote by proxy even if you plan to attend the Annual Meeting virtually. If you are the stockholder of record, you can vote by proxy via the following ways: I NTE R N E T T E L E P H O N E M AI L Vote your proxy on the Internet: Vote your proxy by phone: Call 1-(866) 804-9616 Vote your proxy by mail: Mark, sign and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Go to www.AALvote.com/FOSL Have your proxy card available when you access the above website. Follow prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your proxy. If you are not the record holder of your shares of Common Stock, please follow the instructions provided by your broker, bank or other nominee. Can I change my proxy vote? Yes. If you are a registered stockholder, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by: • • • returning a signed proxy card with a later date; authorizing a new vote electronically through the Internet or by telephone; delivering a written revocation of your proxy to Randy S. Hyne, Vice President, General Counsel and Secretary, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080 before your original proxy is voted at the Annual Meeting; or voting at the Annual Meeting. • If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote virtually at the Annual Meeting if you obtain a legal proxy from your bank, broker or other nominee (the registered stockholder) as described in the answer to the previous question. Your virtual attendance at the Annual Meeting does not revoke your proxy. Unless you vote at the Annual Meeting, your last valid proxy prior to or at the Annual Meeting will be used to cast your vote. What if I return my proxy card but do not provide voting instructions? Proxies that are signed and returned but do not contain voting instructions will be voted: • FOR the election of the seven (7) director nominees listed in this Proxy Statement (Proposal 1); 4 W W W . FO S S I L G R O U P .C O M

Q U E S T I O N S A N D A N S W E R S A B O U T T H E A N N U A L M E E T I N G • • FOR the advisory vote to approve the compensation of our Named Executive Officers (Proposal 2); FOR the ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as independent auditors for the 2022 fiscal year (Proposal 3); and In the judgment of the named proxy holders if any other matters are properly brought before the Annual Meeting. • Will my shares be voted if I don’t provide my proxy or instruction card? Registered Stockholders If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote virtually at the Annual Meeting. Plan Participants If you are a participant in our employee 401(k) plan and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan and other legal requirements. You should contact your plan trustee for more information. Beneficial Owners Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Rule 2251 of the listing standards of the Nasdaq Stock Market (“Nasdaq”) restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation and other significant matters without instructions from the beneficial owner. As a result, if you do not vote your proxy and your shares are held in street name, your brokerage firm may either vote your shares on discretionary matters, such as the ratification of the appointment of our independent registered public accounting firm (Proposal 3), or leave your shares unvoted. On non-discretionary matters, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is referred to as a “broker non-vote.” Multiple Forms of Ownership The Company cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders, plan participants or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account. What is the vote required for each proposal? Assuming the presence of a quorum, in an uncontested election of directors, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the election of directors (Proposal 1). A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast shall exclude abstentions with respect to that director’s election. Pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who has a greater number of votes “against” his or her election than votes “for” such election (a “Majority Against Vote”) is required to promptly tender his or her resignation following certification of the stockholder vote. 2 02 2 P R O X Y S TATE M E NT 5

Thereafter the Nominating and Corporate Governance Committee will recommend to the Board whether to accept such resignation; however, if each member of the Nominating and Corporate Governance Committee received a Majority Against Vote at the same election, then the independent directors who did not receive a Majority Against Vote shall appoint a committee among themselves and recommend to the Board whether to accept such resignations. The Board is required to act upon such recommendation(s) within 90 days following certification of the stockholder vote. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present, virtually or by proxy, and entitled to vote on Proposals 2 and 3 is required to approve the compensation of the Company’s Named Executive Officers and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, respectively. When did the Company begin mailing the Proxy Notice and first make available the Proxy Statement and form of proxy to stockholders? We began mailing the Proxy Notice, and first made available the Proxy Statement and the accompanying form of proxy to our stockholders, on or about April 7, 2022. Who will count the votes? An automated system administered by an independent third party tabulates the votes. The inspectors of election will tabulate votes cast at the Annual Meeting. Each proposal is tabulated separately. What is the effect of an abstention? A stockholder who abstains on some or all matters is considered present for purposes of determining if a quorum is present at the Annual Meeting, but an abstention is not counted as a vote cast. An abstention will have the effect of a vote against Proposals 2 and 3 and will have no effect with respect to Proposal 1. What is the effect of a broker non-vote? Votes withheld by brokers in the absence of voting instructions from a beneficial owner are referred to as “broker non-votes.” If a broker casts a vote on Proposal 3 (Ratification of Auditors), the vote will be included in determining whether a quorum exists for holding the meeting. The broker does not have authority to vote on the other proposals without directions from the beneficial owner. As a result, if the beneficial owner does not vote on Proposals 1 and 2, there will be a “broker non-vote” on those items. The broker non-vote does not count as a vote cast for that proposal and will have no effect on the proposal. Thus, a broker non-vote on these proposals will not impact our ability to obtain a quorum, will not affect the outcome with respect to the election of directors and will not otherwise affect the outcome of the vote on a proposal. 6 W W W . FO S S I L G R O U P .C O M

Q U E S T I O N S A N D A N S W E R S A B O U T T H E A N N U A L M E E T I N G Where can I find the voting results of the Annual Meeting? The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by the Company in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. What is “householding” and how does it affect me? With respect to eligible stockholders who share a single address, we are sending only one Proxy Statement, Annual Report or Proxy Notice to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement, Annual Report or Proxy Notice in the future, he or she may contact Investor Relations, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080 or call (972) 234-2525 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement, the Annual Report or the Proxy Notice can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee. We hereby undertake to deliver promptly, upon written or oral request, a copy of this Proxy Statement or Proxy Notice to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above. Who bears the cost of this proxy solicitation? The cost of preparing, assembling, posting on the Internet, printing and mailing the Proxy Notice, Annual Meeting Notice, Annual Report, this Proxy Statement, and the form of proxy, as well as the reasonable costs of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company. Officers and employees of the Company may solicit proxies, either through personal contact or by mail, telephone or other electronic means. These officers and employees will not receive additional compensation for soliciting proxies, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of Common Stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of such shares of Common Stock. Can I find additional information on the Company’s website? Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about the Company and our corporate governance practices at https://www.fossilgroup.com/investors/corporate-governance. Our website contains information about the Board, Board committees, Charter, Bylaws, Company Codes, Corporate Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080. 2 02 2 P R O X Y S TATE M E NT 7

P R O P O S A L 1 : E L E C T IO N O F D I R E C T O R S The Board currently consists of eight members. Each of our current directors will stand for re-election at the Annual Meeting, except Ms. Diane L. Neal who has reached our ten year guideline for service on the Board and is retiring from the Board. To be elected as a director, each director nominee must receive a majority of the votes cast at the Annual Meeting. A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast will exclude abstentions with respect to that director’s election. A description of our policy regarding nominees who receive a Majority Against Vote in an uncontested election is set forth under “Questions and Answers about the Annual Meeting - What is the Vote Required for Each Proposal?” Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Each director nominee has consented to serve as a director if elected, and each director nominee has expressed his or her intention to serve the entire term. The table below sets forth the names of the nominees to the Board of the Company along with the current ages of the nominees, their current position and approximate tenure on the Board as of May 2022. Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of each of the director nominees. Each of the director nominees is presently a director of the Company. The following sets forth biographical information and qualifications and skills for each director nominee: Mark R. Belgya Mark R. Belgya was appointed to the Board in May 2018, and he is currently Chairman of the Company’s Audit Committee and a member of the Compensation Committee. Mr. Belgya served as Vice Chair and Chief Financial Officer of The J.M. Smucker Company (NYSE: SJM), a leading manufacturer and distributor of consumer food, beverage, and pet food products (“Smucker”), from May 2016 until his retirement in September 2020. Mr. Belgya joined Smucker in an internal audit capacity in 1985 and rose through finance positions of increasing responsibility becoming Corporate Controller in 1997, Treasurer in 2001, and Chief Financial Officer in 2005. Prior to joining Smucker, Mr. Belgya was a staff auditor from 1982 until 1985 for Ernst & Whinney, a multinational professional services and consultancy, now known as Ernst & Young. Mr. Belgya currently serves on the board of directors of Hamilton Beach Brands Holding Company (NYSE: HBB), a designer, marketer, and distributor of consumer, commercial, and specialty small appliances and kitchen 8 W W W . FO S S I L G R O U P .C O M NAM E AG E P O S IT I O N T E N U R E (YE A R S ) Mark R. Belgya 61 Director 4 William B. Chiasson 69 Director 9 Kim Harris Jones 62 Director 2.5 Kosta N. Kartsotis 69 Chairman of the Board and Chief Executive Officer 32 Kevin Mansell 69 Lead Independent Director 3 Marc R. Y. Rey 58 Director 2 Gail B. Tifford 52 Director 5

PR OP O S A L 1 : E L E C T I ON OF D I R E C T OR S equipment brands, where he serves on the Audit Review Committee, Compensation and Human Capital Committee and Planning Advisory Committee. Mr. Belgya has extensive leadership experience as Chief Financial Officer of a large multinational organization and possesses a deep understanding of risk and capital allocation for growth, developed through his finance and accounting positions held at Smucker, his various board positions and his public accounting experience and has been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. William B. Chiasson William B. Chiasson was appointed to the Board in August 2013, and he is currently a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. From November 2016 until October 2019 following the sale of the company, Mr. Chiasson served as Chairman and Chief Executive Officer (“CEO”) of Fresh Hemp Foods, a health food company specializing in hemp-based products. From 2004 until the sale of the company in 2016, Mr. Chiasson served in several senior level positions including Executive Vice President and Chief Financial Officer, CEO and Chairman for LeapFrog Enterprises, which designs, develops and markets a family of innovative technology-based learning platforms and related proprietary content for children. Mr. Chiasson currently serves as Executive Chairman of Ergobaby Carrier Inc., a leading designer, marketer and distributor of premium infant care products, and also currently serves on the board of directors of Marucci Sports, a sports equipment company specializing in high end baseball bats, gloves, apparel, and other related products. Mr. Chiasson has also held senior level executive positions at Levi Strauss & Co., Kraft Foods, Inc. and Baxter Healthcare. Mr. Chiasson has leadership experience as a CEO and Chief Financial Officer of large organizations, extensive experience in accounting, finance, capital markets, strategic planning and risk management and has been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Kim Harris Jones Kim Harris Jones was appointed to the Board in October 2019, and she is currently a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. Ms. Harris Jones served as Senior Vice President and Corporate Controller of Mondelez International, Inc. (NASDAQ: MDLZ), the global publicly traded snacking foods business, from 2012 until she retired in 2015. Previously, she served as Senior Vice President and Corporate Controller of Kraft Foods from 2009 to 2012. Prior to joining Kraft Foods, she held numerous leadership roles during 17 years with Chrysler Group LLC, including Senior Vice President, Corporate Controller and General Auditor from 2008 to 2009. Ms. Harris Jones also serves on the boards of United Rentals, Inc. (NYSE: URI), where she serves as Chair of the Audit Committee and a member of the Compensation Committee, and TrueBlue, Inc. (NYSE: TBI), where she chairs the Audit Committee, and serves as a member of the Innovation and Technology Committee and the Corporate Governance and Nominating Committee. Ms. Harris Jones has leadership experience as a Corporate Controller and auditor of large organizations, extensive experience in accounting and finance, and has been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Kosta N. Kartsotis Kosta N. Kartsotis has served as our CEO since October 2000 and Chairman of the Board since May 2010. Mr. Kartsotis also served as President of the Company from December 1991 to December 2006 and as Chief Operating Officer from December 1991 until October 2000. Mr. Kartsotis joined the Company in 1988. He has been a director of the Company since 1990. Mr. Kartsotis has extensive senior level experience as our CEO, substantial experience in the fashion retailing industry and substantial sales, marketing and merchandising experience. He has deep knowledge of the Company and its businesses, having served on the Board since 1990. 2 02 2 P R O X Y S TATE M E NT 9

Kevin Mansell Kevin Mansell was elected to the Board in May 2019, and he is currently the Lead Independent Director and Chairman of the Company’s Compensation Committee. Mr. Mansell served as Chairman, CEO and President of Kohl’s Corporation (NYSE: KSS), one of the largest department store retail chains in the United States (“Kohl’s”), until his retirement in May 2018. Mr. Mansell joined Kohl’s in 1982 as a Divisional Merchandise Manager and was promoted to General Merchandise Manager in 1987. Mr. Mansell was promoted to Senior Executive Vice President of Merchandising and Marketing of Kohl’s in 1998, and was named President and Director in 1999. He was promoted to Kohl’s CEO in 2008 and named Chairman of the Board in 2009. Prior to joining Kohl’s, Mr. Mansell spent seven years in the Venture Store division of The May Department Stores Company, an American department store holding company, where he held a variety of positions in buying and merchandising. Mr. Mansell serves as a director, the co-chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee of Columbia Sportswear Company (NASDAQ: COLM), a leading innovator in active outdoor apparel, footwear, accessories, and equipment. Mr. Mansell also serves as a director of Chico’s FAS, Inc. (NYSE: CHS), an omnichannel specialty retailer of women’s private branded casual-to-dressy clothing, intimates, and complementary accessories, where he serves as lead independent director, member of the Human Resources, Compensation and Benefits Committee and member of the Executive Committee. Mr. Mansell has extensive leadership experience as the CEO of a large national organization and has over 40 years of retail experience. Marc R. Y. Rey Marc R. Y. Rey was appointed to the Board in July 2020 and is currently a member of the Company’s Compensation Committee. Mr. Rey has served as the Chief Executive Officer of Beautycounter, a private clean beauty brand, since February 2022. Mr. Rey served as President and Chief Executive Officer of Shiseido Americas, a division of Shiseido Company Limited, and Chief Growth Officer of Shiseido Group Limited, a leading global beauty brand, from September 2015 until September 2020. From July 2014 until August 2015, Mr. Rey served as Senior Vice President for Coty North America and President of Coty USA, a leading global beauty company, and served as Regional Vice President North America from December 2012 to July 2014. From March 2009 to July 2012, Mr. Rey served in various roles for L’Oreal USA, including President International Designers Collections from September 2010 to July 2012, President Specialty Beauty Group from October 2009 to September 2010 and President Giorgio Armani and Yves Saint Laurent Beauty USA from March 2009 to October 2009. Mr. Rey has extensive leadership experience as the CEO of a major beauty company and has over 25 years of consumer products experience. Gail B. Tifford Gail B. Tifford was appointed to the Board in August 2017, and she is currently the Chair of the Company’s Nominating and Corporate Governance Committee. Ms. Tifford served as Chief Brand Officer for Weight Watchers International, Inc., a global weight management service company, from March 2018 until August 2021. Previously, Ms. Tifford served in a variety of leadership roles at Unilever, a leading global consumer goods company that offers products in the food, home care, personal care and refreshment segments. Her roles included brand, marketing, and digital innovation from 1996 until 2009, and after she rejoined Unilever in 2011, most recently serving as Vice President, Media North America and Global Digital Media Innovation. From October 2009 until May 2011, Ms. Tifford served as Vice President for Strategic Partnerships at MTV Networks, a cable and satellite television channel owned by Viacom Media Networks. Ms. Tifford has substantial experience in branding and marketing and a proven track record of building brands in an evolving digital landscape. 1 0 W W W . FO S S I L G R O U P .C O M

PR OP O S A L 1 : E L E C T I ON OF D I R E C T OR S B O A R D C O M P O S I T IO N , Q U A L I FICA T IO N S A N D D I V E R S I T Y We have no agreements obligating the Company to nominate a particular candidate as a director, and none of our directors represents a special interest or a particular stockholder or group of stockholders. We believe that our business accomplishments are a result of the efforts of our employees around the world, and that a diverse employee population will result in a better understanding of our customers’ needs. Our success with a diverse workforce also informs our views about the value of a Board that has persons of diverse skills, experiences and backgrounds. To this end, the Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise. Diversity in skills and backgrounds ensures that the widest range of options and viewpoints are expressed in the boardroom. Consistent with the Company’s Corporate Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise and time to make a significant contribution to the Board, the Company and its stockholders. The Nominating and Corporate Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Nominating and Corporate Governance Committee evaluates prospective nominees against the standards and qualifications set forth in the Company’s Corporate Governance Guidelines, as well as other relevant factors it deems appropriate. Listed below are the skills and experience that we have considered important for our directors to have in light of our current business and structure. The director nominees’ biographies above note each nominee’s relevant experience, skills and qualifications relative to this list. Public Company Board Experience Directors who have served or serve on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters. Senior Leadership Experience Directors who have served as CEOs and in other senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on the Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale or involved technology or other rapidly evolving business models. Interpersonal Skills and Diversity Directors with different backgrounds and skills help build diversity on the Board and maximize group dynamics in terms of function, experience, education, thought, gender and age. 2 02 2 P R O X Y S TATE M E NT 11

12 W W W . FO S S I L G R O U P .C O M B O A R D D I V E R S I T Y M A T R I X ( A S O F A P R I L 7 , 2 0 2 2 ) Total Number of Directors 8 Female Male Non-Binary Did Not Disclose Gender Part I: Gender Identity Directors 3 5 0 0 Part II: Demographic Background African American or Black 1 0 0 0 Alaskan Native or Native American 0 0 0 0 Asian 0 0 0 0 Hispanic or Latinx 0 0 0 0 Native Hawaiian or Pacific Islander 0 0 0 0 White 2 5 0 0 Two or More Races or Ethnicities 0 0 0 0 LGBTQ+ 0 Did Not Disclose Demographic Background 0

PR OP O S A L 1 : E L E C T I ON OF D I R E C T OR S 2 0 2 2 P R O P O S E D B O A R D C O M P O S I T I O N , Q U A L I F I C A T I O N S A N D D I V E R S I T Y B O A R D I N DE PE N DE N C E G E N D E R D I V E R S I T Y Non-Independent Directors (1) Female (2) Male (5) Independent Directors (6) B O A R D T E N U R E AG E M I X 6-10 Years (1) 51-60 Years (2) 10+ Years (1) 0-5 Years (5) 61-70 Years (5) D E M O G R A P H I C B A C K G R O U N D African American or Black (1) White (6) 2 02 2 P R O X Y S TATE M E NT 13 The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each Director Nominee set forth above for the Board of Directors.

C O R P O R AT E G OVE R NAN C E AN D O T H E R B OAR D M AT T E R S The Company, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. Copies of the Company’s Corporate Governance Guidelines can be obtained free of charge from the Company’s website, www.fossilgroup.com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080 to the attention of Investor Relations, or by telephone at (972) 234-2525. B O A R D C O M M I T T E E S A N D M E E T I N G S The Board held seven meetings during the fiscal year ended January 1, 2022. During 2021, each director nominee attended 75% or more of the aggregate of the meetings of the Board and the meetings held by all committees of the Board on which such director served. The Board strongly encourages that directors make a reasonable effort to attend the Annual Meeting. All of the then current members of the Board attended the Company’s 2021 Annual Meeting of Stockholders. During 2021, the Board had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of the committees has a written charter approved by the Board. Copies of the charters can be obtained free of charge from the Company’s website, www.fossilgroup.com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080 to the attention of Investor Relations, or by telephone at (972) 234-2525. The committees on which the directors served as of March 23, 2022 and the number of committee meetings held in fiscal year 2021 are shown in the chart below. C = Committee Chair 14 W W W . FO S S I L G R O U P .C O M D I R E C TO R A U D IT C O M M IT T E E C OM PE N S AT I ON CO M M I T T E E N OM I N AT I N G A N D C OR P OR AT E G O VE R NAN C E C O M M I T T E E Mark R. Belgya C P William B. Chiasson P P Kim Harris Jones P P Kosta N. Kartsotis ---- --Kevin Mansell C Diane L . Neal P P Marc R. Y. Rey P Gail B. Tifford C Number of Committee Meetings in Fiscal Year 2021 9 6 4

C O R P O R AT E G O VE R NAN C E AN D O T H E R B O AR D M AT T E R S Audit Committee The functions of the Audit Committee are to: The Audit Committee includes three independent directors, Messrs. Belgya and Chiasson and Ms. Harris Jones, who have each been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. • appoint the Company’s independent registered public accounting firm; review the plan and scope of any audit of the Company’s consolidated financial statements; review the Company’s significant accounting policies and other related matters; review the Company’s annual and quarterly reports and earnings releases; oversee the surveillance of administration, disclosure and financial controls; oversee the Company’s compliance with legal and regulatory requirements; oversee the Company’s monitoring and enforcement of its Code of Conduct and Ethics; review the qualifications and independence of any independent auditor of the Company; oversee the performance of the Company’s internal audit function and the Company’s independent auditors; and oversee cybersecurity risk. • Compensation Committee The functions of the Compensation Committee are to: • • • determine the compensation of the Company’s executives; • produce annual reports on executive compensation for inclusion in the Company’s proxy statement; and • • oversee and advise the Board on the adoption of policies that govern, and to administer, the Company’s compensation programs, including stock and benefit plans. • • All members of the Compensation Committee have been determined to meet the appropriate Nasdaq standards for independence. See “Director Independence” below. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). • • • Nominating and Corporate Governance Committee The functions of the Nominating and Corporate Governance Committee are to: Deloitte & Touche LLP, the Company’s principal independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules adopted thereunder, meets with management and the Company’s independent registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting. The Audit Committee has adopted a procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Company’s internal audit group reports directly to the Audit Committee on a quarterly basis. • identify qualified individuals for membership on the Board; • recommend to the Board the director nominees for the next annual meeting of stockholders; • review the Company’s Corporate Governance Guidelines on an annual basis and recommend to the Board any changes deemed necessary or desirable; and • oversee the corporate governance affairs of the Board and the Company. The Nominating and Corporate Governance Committee reviews the Company’s activities and practices regarding environmental, social, and related governance matters that are significant to the Company and reviews the Company’s philanthropic activities. The Nominating and Corporate Governance Committee’s role also includes periodically reviewing the compensation paid to All members of the Audit Committee have been determined to be financially literate and to meet the appropriate SEC and Nasdaq standards for independence. See “Director Independence” below. 15 2 02 2 P R O X Y S TATE M E NT non-employee directors and making recommendations to the Board for any adjustments. In addition, the Nominating and Corporate Governance Committee conducts with the full Board an annual review of the Company’s succession plans relating to the Chairman and CEO positions. The Nominating and Corporate Governance Committee regularly reviews the purposes of the Board committees, recommends to the Board any necessary or desired changes to the purposes and membership of such committees and whether any committees should be created or discontinued. All members of the Nominating and Corporate Governance Committee have been determined to meet the Nasdaq standards for independence. See “Director Independence” below. organization that, in the current or any of the past three fiscal years, has made payments to, or received payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such recipient’s consolidated gross revenues, except for permitted payments, would not be independent. The Board, in applying the above referenced standards, has affirmatively determined that each of the following directors and director nominees is “independent” as defined by Rule 5605(a) (2) of the Nasdaq listing standards: Mark R. Belgya, William B. Chiasson, Kim Harris Jones, Kevin Mansell, Diane L. Neal, Marc R. Y. Rey and Gail B. Tifford. As part of the Board’s process in making such determination, each such director provided written assurances that all of the above cited objective criteria for independence are satisfied and such director has no other “material relationship” with the Company that could interfere with such director’s and director nominee’s ability to exercise independent judgment. D IR E C T OR IN DE P E N DE N C E The standards relied upon by the Board in affirmatively determining whether a director is “independent” in compliance with the rules of Nasdaq are comprised, in part, of those objective standards set forth in the Nasdaq Marketplace Rules, which include the following bright line rules: (i) a director who is or was at any time during the past three years an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, whether by blood, marriage or adoption, and anyone sharing the director’s home) is or was at any time during the past three years an executive officer of the Company, would not be independent; (ii) a director who received, or whose immediate family member received, from the Company compensation of more than $120,000 during any twelve consecutive months within the three years preceding the determination of independence, except for certain permitted payments, would not be independent; (iii) a director who is or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent; (iv) a director who is, or whose immediate family member is, employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on the compensation committee would not be independent; and (v) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any B O A R D L E A D E R S H I P ST R U C T U R E The Board is committed to promoting effective, independent governance of the Company. The Board strongly believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the CEO. Consequently, our Corporate Governance Guidelines allow the Board to determine whether to separate or combine the roles of the Chairman and CEO. To help ensure the independence of the Board, our Corporate Governance Guidelines require that, when the Chairman is a member of management, the Lead Independent Director shall assume certain responsibilities pertaining to the operation of the Board. The Lead Independent Director presides over all executive sessions of the non-management directors and other meetings of the Board in the absence of the Chairman of the Board, serves as the principal liaison to the non-management directors and consults with the CEO regarding information to be sent to the Board, meeting agendas and establishing meeting schedules. In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines also provide that 16 W W W . FO S S I L G R O U P .C O M

C O R P O R AT E G O VE R NAN C E AN D O T H E R B O AR D M AT T E R S the non-management directors of the Company meet regularly in executive session. The Company’s independent directors held four formal meetings without management during fiscal year 2021. business partners and others, to provide a single voice for the Company through Mr. Kartsotis. Having one person serve as both our Chairman and CEO demonstrates for our employees, stockholders, customers, business partners and others that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for our Company. In addition, in Mr. Kartsotis, the Board has found an effective leader who is able to facilitate open and productive discussion, effectively utilize each individual director’s unique perspective and expertise, lead the Board in innovative and creative problem solving and, by virtue of his personal ownership in the Company, to represent the interests of our stockholders as a whole. Currently, the Board has determined that it is in the best interests of the stockholders and the Company for Mr. Kartsotis to serve as our Chairman as well as our CEO. During 2021, Mr. William B. Chiasson served as Lead Independent Director until May 1, 2021, at which time Mr. Mansell assumed the role of Lead Independent Director. The Board believes that this structure is effective and best for the Company at this point in time for several reasons. Mr. Kartsotis joined the Company in 1988 and has been a director since 1990. He holds a significant number of shares of our Common Stock, and, beginning in 2005, he has refused all forms of compensation for his service as an executive officer, expressing his belief that his primary compensation is met through stock ownership. The Board believes that as a long-term executive officer, director and significant stockholder, Mr. Kartsotis is well qualified to serve as our Chairman and CEO, and his interests are sufficiently aligned with the Company’s stockholders. Mr. Kartsotis has extensive experience and knowledge of the Company and the fashion retailing industry and substantial sales, marketing and merchandising experience. The Board believes the Company has been well-served by this leadership structure and by Mr. Kartsotis’ service. Mr. Kartsotis is the person with primary responsibility for our day-to-day operations and the execution of our strategies. Since our performance is one of the most important topics at Board meetings, Mr. Kartsotis is well-suited to chair such discussions. This allows him to highlight important issues without unnecessary procedural delay. It also allows him to provide the proper context and background, including access to members of management and Company and industry reports, for each issue considered by the Board. Such background material is important given our size and complexity and the competitive nature of our industry. Mr. Kartsotis’s extensive knowledge of the Company and involvement with day-to-day activities also helps ensure effective risk oversight for the Company. Mr. Kartsotis adheres to an “open door” policy in his communications with Board members and talks frequently with Board members. Furthermore, Board members are encouraged to freely communicate with any member of management at any time. The Board also believes it has been beneficial, in terms of its relationship with employees, stockholders, customers, D IR E C T OR N OM IN A T I ON P OL I C Y The Company has a standing Nominating and Corporate Governance Committee consisting entirely of independent directors. Each director nominee was recommended to the Board by the Nominating and Corporate Governance Committee for selection. The Nominating and Corporate Governance Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholder nominations should be addressed to the Nominating and Corporate Governance Committee in care of Randy S. Hyne, Vice President, General Counsel and Secretary, at 901 S. Central Expressway, Richardson, Texas 75080, in accordance with the provisions of the Company’s Bylaws. The Nominating and Corporate Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers all factors it believes are appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the Nominating and Corporate Governance Committee will first consider current Board members because they meet the criteria 17 2 02 2 P R O X Y S TATE M E NT listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Corporate Governance Committees are comprised solely of independent directors and have responsibility for the review of certain risks as defined in their governing documents. C ODE S OF B U S IN E S S C ON D UC T A N D E T HI C S The Board and the Nominating and Corporate Governance Committee aim to assemble a diverse group of Board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board. The Board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the Board or one of its committees. The Company has adopted a Code of Conduct and Ethics that applies to directors, officers and other employees of the Company and its subsidiaries. In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which includes the Company’s principal executive officer, principal financial officer, and principal accounting officer. Violations of our Code of Conduct and Ethics and our Code of Ethics for Senior Financial Officers (the “Company Codes”) may be reported to the Audit Committee. Copies of the Company Codes can be obtained free of charge from the Company’s website, www.fossilgroup. com, by contacting the Company at 901 S. Central Expressway, Richardson, Texas 75080, to the attention of Investor Relations, or by telephone at (972) 234-2525. The Company intends to post any amendments to, or waivers from, the Company Codes that apply to its principal executive officer, principal financial officer, and principal accounting officer on its website at www. fossilgroup.com. R IS K O V E R S IG H T The Board takes an active role in overseeing the management of the Company’s risks through its review of risks associated with our operations and strategic initiatives and through each of the Board committees. As part of its oversight, the Board receives and reviews regular reports from members of senior management, including our Chief Audit Executive, who oversees our enterprise risk management program. Risk assessment results and mitigation plans for significant enterprise risks, such as financial, operational, security and cybersecurity, business continuity, legal and regulatory risks, are developed and monitored by management, including management “risk owners”. Significant enterprise risks and mitigation plans are also regularly reviewed by the Company’s Executive Risk Committee. The Board implements its risk oversight function both as a whole and through committees, which play a significant role in carrying out risk oversight. Our full Board reviews information concerning enterprise risks through regular reports of each Board committee, including information regarding financial reporting, accounting, cybersecurity and internal audit risk matters from the Audit Committee, compensation-related risk from the Compensation Committee and environmental, social and governance-related risk from the Nominating and Corporate Governance Committee. In addition, our Audit, Compensation and Nominating and S E L F - A S S ES S M E N T The Board and its standing committees conduct a self-assessment of their effectiveness each year. P L E D G IN G OF C OM P A NY S E C U RI T IE S The Company has an Insider Trading Policy that applies to all directors, officers and employees of the Company and its subsidiaries. Under this policy, directors and executive officers may not pledge, hypothecate, or otherwise encumber Company securities as collateral for indebtedness. This prohibition includes, but is not limited to, holding such securities in a margin account. 18 W W W . FO S S I L G R O U P .C O M

C O R P O R AT E G O VE R NAN C E AN D O T H E R B O AR D M AT T E R S by the Sarbanes-Oxley Act and as “independent” is defined by the listing standards of Nasdaq. Our Board has determined that Messrs. Belgya and Chiasson and Ms. Harris Jones each meet the definition of an “audit committee financial expert” as defined by the SEC. H E D G IN G OF C OM P A NY S E C U RI T IE S Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow a stockholder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the stockholder to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the stockholder may no longer have the same objectives as the Company’s other stockholders. Therefore, under our Insider Trading Policy, directors, officers and employees are prohibited from engaging in any such hedging transactions. Roles and Responsibilities The Audit Committee’s responsibilities are outlined in a charter approved by our Board, which can be found on our website at www.fossilgroup.com. On an annual basis, the Audit Committee conducts a self-assessment review and also reviews and assesses the adequacy of its charter. The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to the integrity of the Company’s financial statements, the Company’s internal control over financial reporting, the Company’s compliance with legal and regulatory requirements, including the Company’s Code of Conduct and Ethics, the qualifications and independence of the Company’s independent registered public accounting firm, the audit of the Company’s consolidated financial statements, and the performance of the Company’s internal audit function and the Company’s independent registered public accounting firm. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. C O M M U N I C A T I O N W I T H T H E B O A R D O F D IR E C T OR S A stockholder who wishes to communicate with the Board, or specific individual directors, including the non-management directors as a group, may do so by writing to such director or directors in care of Randy S. Hyne, Vice President, General Counsel and Secretary, at 901 S. Central Expressway, Richardson, Texas 75080. Communication(s) directed to members of the Board who are employees will be relayed to the intended Board member(s), except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s), except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it. Management of the Company has the responsibility for the preparation, presentation and integrity of the Company’s consolidated financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for the establishment and maintenance of systems of disclosure controls and procedures and internal control over financial reporting. The Company’s independent registered public accounting firm, Deloitte & Touche, LLP (“Independent Auditors”), is responsible for auditing the Company’s consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with accounting principles generally accepted in the United States, performing reviews of the unaudited quarterly financial statements and auditing and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work R E P O R T O F T H E A U D I T C O M M I T T E E Our Board annually selects the members of the Audit Committee. During fiscal year 2021, the members of the Audit Committee were Mark R. Belgya, William B. Chiasson and Kim Harris Jones. Our Board has determined that each member of the Audit Committee satisfies all applicable financial literacy requirements, and each member is independent as required 19 2 02 2 P R O X Y S TATE M E NT and assurances of the Company’s management, internal audit and independent registered public accounting firm. Fiscal 2021 Audited Financial Statements The Audit Committee relied, without independent verification, on information provided to us and the representations made by management, internal audit, and the Independent Auditors. Based on the Audit Committee’s discussions with management, the Company’s internal auditors and Independent Auditors, and the Audit Committee’s review of the audited consolidated financial statements, including the representations of management and the Independent Auditors with respect thereto, and subject in all cases to the limitations on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022. Fiscal Year 2021 Actions During fiscal year 2021, the Audit Committee met nine times and held discussions with management, internal audit and the Independent Auditors and met independently as a committee. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements as of and for the fiscal year ended January 1, 2022 with management and the Independent Auditors. These discussions included a review of the quality, not just acceptability, of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and such other matters as are required to be discussed with the Audit Committee by the Statement on Auditing Standards No. 1301 (Communications with Audit Committees). In addition, the Audit Committee reviewed and discussed with management and the Independent Auditors the adequacy and effectiveness of the Company’s financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the Independent Auditors on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Auditors’ communications with the Audit Committee concerning independence and has discussed with the Independent Auditors their independence from the Company. The Audit Committee has concluded that the Independent Auditors provision of audit and non-audit services to the Company and its subsidiaries is compatible with the Independent Auditors’ independence. The Audit Committee’s review does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. A U D IT C O M M IT T E E Mark R. Belgya, Chairman William B. Chiasson Kim Harris Jones 20 W W W . FO S S I L G R O U P .C O M

C O R P O R AT E G O VE R NAN C E AN D O T H E R B O AR D M AT T E R S D IR E C T OR C OM P E N S A T I ON Cash Compensation The following table shows the annual cash retainers paid to non-employee directors, committee chairpersons and committee members in fiscal year 2021. (1) This amount was increased from $25,000 to $35,000 effective June 1, 2021. Equity Compensation Each outside director of the Company who does not elect to decline to participate in the Fossil Group, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”) is automatically granted restricted stock units (“RSUs”) as follows: (1) on the date of the annual stockholders meeting, each outside director is automatically granted RSUs with a fair market value of approximately $130,000, which RSUs will vest 100% on the earlier of (a) the date of the next annual stockholders meeting or (b) one year from the date of grant, provided the outside director is providing services to the Company or a subsidiary on that date; and (2) each individual who first becomes an outside director is automatically granted a one-time grant, effective as of the date of appointment, equal to the grant he or she would have received if he or she had been elected at the previous annual stockholders meeting, pro-rated based on the number of days such director will actually serve before the one-year anniversary of such previous annual stockholders meeting, which RSUs will vest 100% one year from the date of grant, provided the outside director is providing services to the Company or a subsidiary on that date. Notwithstanding the foregoing, in the event of an outside director’s termination of service due to his or her death, all unvested RSUs will immediately become 100% vested. RSUs are awarded subject to such terms and conditions as established by the Compensation Committee, which may include the requirement that the holder forfeit the RSUs upon termination of service during the period of restriction. 21 2 02 2 P R O X Y S TATE M E NT P O S IT I O N A M O U NT Non-Employee Director $60,000 Lead Independent Director $35,000 (1) Audit Committee Chairperson $25,000 Audit Committee Member $15,000 Compensation Committee Chairperson $20,000 Compensation Committee Member $10,000 Nominating and Corporate Governance Committee Chairperson $15,000 Nominating and Corporate Governance Committee Member $10,000

F I S C A L 2 0 2 1 D I R E C TO R C O M P E N S A T I O N T A B L E The following table provides information regarding director compensation for fiscal year 2021. Non-employee directors who join the Board during the fiscal year receive a pro-rated annual cash retainer. Mr. Kartsotis was a director and NEO during fiscal year 2021. Mr. Kartsotis did not receive any additional compensation for services as a director. As such, information about his compensation is listed in the Fiscal 2021, 2020 and 2019 Summary Compensation Table below. (1) Our directors’ outstanding equity awards as of fiscal year end 2021 were as follows: Mr. Belgya — 9,969 RSUs; Mr. Chiasson — 9,969 RSUs; Ms. Harris Jones — 9,969 RSUs; Mr. Mansell — 9,969 RSUs; Ms. Neal — 9,969 RSUs; Mr. Rey — 9,969 RSUs; and Ms. Tifford – 9,969 RSUs. (2) Consists of retainer fees. (3) Consists of an award of RSUs granted pursuant to the 2016 Plan to each director on May 19, 2021. Pursuant to the 2016 Plan, each outside director is to receive an automatic grant of RSUs on the date of the Annual Stockholders Meeting equal to the number of shares of Common Stock having an aggregate fair market value of $130,000. All awards vest 100% on the earlier of (i) the next annual stockholders meeting or (ii) one year from the date of grant. The amounts shown were not actually paid to the directors. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the RSUs awarded to each of them in fiscal year 2021. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The aggregate grant date fair value of the RSUs is equal to the midpoint between the high and low sales prices of our Common Stock on the date of grant multiplied by the number of shares granted. On May 19, 2021, the date of grant for all directors, the midpoint of the high and low sales prices of our Common Stock was $13.04 per share. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. (4) Messrs. Belgya and Chiasson and Ms. Harris Jones elected to defer the receipt of their 2021 RSU grant that vests in May 2022, until their termination of service as a director of the Company. (5) Mr. Chiasson elected to defer the receipt of his 2021 cash fees, until his termination of service as a director of the Company. (6) S T O C K O W N E R S H IP G U IDE L IN E S F OR D IR E C T OR S The Board has adopted stock ownership guidelines for our directors. The guidelines were adopted in lieu of stock retention requirements. Subject to transition periods and other provisions, the guidelines generally require that each director beneficially hold shares of our stock (including RSUs and deferred shares) with a value equal to at least five times his or her current annual cash retainer, which was increased in 2021 from the previous requirement of three times his or her current annual cash retainer. Our current directors were in compliance with the guidelines as of March 22, 2022, except Ms. Harris Jones and Messrs. Mansell and Rey, each of whom recently joined our Board. 22 W W W . FO S S I L G R O U P .C O M N A M E (1) (2) F E E S E A R N E D O R P A I D I N C A S H ( $ ) (3) S T O C K A WA R D S ( $ ) (4) T O TA L ( $ ) Mark R. Belgya 95,000 129,996 (5) 224,996 William B. Chiasson 90,000 (6) 129,996 (5) 219,996 Kim Harris Jones 81,667 129,996 (5) 211,663 Kevin Mansell 105,000 129,996 234,996 Diane L . Neal 81,667 129,996 211,663 Mark R. Y. Rey 66,667 129,996 196,663 Gail B. Tifford 73,333 129,996 203,329

S E C U R I T Y O W N E R S H I P O F C E R TA I N B E N E F I C I A L O W N E R S A N D M A N A G E M E N T S E C U R I T Y OW N E R S H I P O F C E R TA I N B E N E F I C I AL OW N E R S AN D MANAG E M E N T The Company’s only outstanding class of equity securities is its Common Stock. The following table sets forth information regarding the beneficial ownership of Common Stock as of March 23, 2022 by (i) each Named Executive Officer (as defined in “Compensation Discussion and Analysis”); (ii) each director and director nominee of the Company; (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of March 23, 2022. The address of each officer and director is c/o Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080. * Less than 1% 23 2 02 2 P R O X Y S TATE M E NT S H A R E S B E N E F I C I A L LY O W N E D (1) (2) N A M E O F B E N E F I C I A L O W N E R N U M B E R P E RCE N T Randy C. Belcher 192,970 (3) * Jeffrey N. Boyer 320,622 (4) * Sunil M. Doshi 16,635 (5) * Darren E. Hart 92,895 (6) * Kosta N. Kartsotis 3,225,837 6.3% Greg A. McKelvey 790,082 (7) 1.5% Mark R. Belgya 19,644 (8) * William B. Chiasson 60,889 (9) * Kim Harris Jones 11,466 (10) * Kevin Mansell 24,672 (11) * Diane L . Neal 50,896 (12) * Marc R. Y. Rey 15,489 (13) * Gail B. Tifford 32,638 (14) * All executive officers and directors as a group (15 persons) 4,989,544 (15) 9.8% BlackRock, Inc. 7,986,492 (16) 15.6% Contrarius Investment Management Limited 5,052,744 (17) 9.9% Dimensional Fund Advisors LP 2,555,570 (18) 5.0% FMR, LLC 7,601,960 (19) 14.9% The Vanguard Group 3,682,621 (20) 7.2%

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares when such person has the right to acquire them within 60 days after March 23, 2022. For RSUs and performance share units (“PSUs”), we report shares equal to the number of RSUs and PSUs that will vest within 60 days of March 23, 2022. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. (2) The percentages indicated are based on 51,156,552 shares of Common Stock outstanding on March 23, 2022. Shares of Common Stock subject to RSUs or PSUs that will vest within 60 days after March 23, 2022 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. (3) Includes 23,528 shares of Common Stock issuable upon vesting of RSUs and 47,056 shares of Common Stock issuable upon vesting of PSUs. (4) Includes 28,000 shares of Common Stock issuable upon vesting of RSUs and 56,000 shares of Common Stock issuable upon vesting of PSUs. (5) Includes 6,548 shares of Common Stock issuable upon vesting of RSUs. (6) Includes 24,298 shares of Common Stock issuable upon vesting of RSUs and 48,596 shares of Common Stock issuable upon vesting of PSUs. (7) Includes 28,839 shares of Common Stock issuable upon vesting of RSUs, 57,678 shares of Common Stock issuable upon vesting of PSUs and 9,556 shares held through a 401(k) plan account. (8) Excludes 9,969 shares of Common Stock issuable upon the vesting of RSUs that Mr. Belgya elected to defer the receipt of until his termination of service as a director of the Company. (9) Includes 54,389 shares indirectly owned in a family trust of which Mr. Chiasson is a trustee. Excludes 9,969 shares of Common Stock issuable upon the vesting of RSUs that Mr. Chiasson elected to defer the receipt of until his termination of service as a director of the Company. (10) Excludes 9,969 shares of Common Stock issuable upon the vesting of RSUs that Ms. Harris Jones elected to defer the receipt of until her termination of service as a director of the Company. (11) Includes 9,969 shares of Common Stock issuable upon vesting of RSUs. (12) Includes 9,969 shares of Common Stock issuable upon vesting of RSUs. (13) Includes 9,969 shares of Common Stock issuable upon vesting of RSUs. (14) Includes 9,969 shares of Common Stock issuable upon vesting of RSUs. (15) Reflects the information in footnotes (3) through (14) above and an additional 134,809 shares of Common Stock beneficially owned by executive officers not named in the table above, including 21,486 shares of Common Stock issuable upon vesting of RSUs and 42,972 shares of Common Stock issuable upon vesting of PSUs. (16) Based on information contained in Amendment No. 9 to Schedule 13G filed with the SEC on January 27, 2022 by BlackRock, Inc. (“BlackRock”), which indicates that BlackRock has sole voting power over 7,867,445 shares of Common Stock and sole dispositive power over 7,986,492 shares of Common Stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10055. (17) Based on information contained in Amendment No. 4 to Schedule 13G filed with the SEC on February 3, 2022 by Contrarius Investment Management Limited (“Contrarius”), which indicates that each of Contrarius Investment Management Limited and Contrarius Investment Management (Bermuda) Limited has shared voting power over 5,052,744 shares of Common Stock and shared dispositive power over 5,052,744 shares of Common Stock. The address of Contrarius is 2 Bond Street, St. Helier, Jersey JE2 3NP, Channel Islands. (18) Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on February 8, 2022 by Dimensional Fund Advisors LP (“Dimensional”), which indicates that Dimensional has sole voting power over 2,477,939 shares of Common Stock and sole dispositive power over 2,555,570 shares of Common Stock. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746. (19) Based on information contained in Amendment No. 9 to Schedule 13G filed with the SEC on February 9, 2022 by FMR LLC (“FMR”), which indicates that (i) FMR has sole voting power over 807,682 shares of Common Stock and sole dispositive power over 7,601,960 shares of Common Stock, (ii) Abigail P. Johnson has sole dispositive power over 7,601,960 shares of Common Stock and (iii) Fidelity Low-Priced Stock Fund has sole voting power over 4,033,491 shares of Common Stock. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210. (20) Based on information contained in Amendment No. 10 to Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group (“Vanguard”), which indicates that Vanguard has sole voting power over 0 shares of Common Stock, shared voting power over 47,718 shares of Common Stock, sole dispositive power over 3,623,570 shares of Common Stock, and shared dispositive power over 59,051 shares of Common Stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. 24 W W W . FO S S I L G R O U P .C O M

E X E C U T I V E C OM PE N S AT I ON E X E C U TI V E C O M P E N S ATI O N E X EC U T I V E O F F I C E R S The name, age, current position with the Company, and principal occupation during the last five years of (i) Mr. Kartsotis and the year he first became an executive officer of the Company is set forth above under the caption “Proposal 1: Election of Directors,” and (ii) with respect to each remaining executive officer is set forth in the following table and text: Randy C. Belcher Randy C. Belcher has served as Executive Vice President, Asia Pacific, since March 2014. Mr. Belcher also served as Senior Vice President, Asia Pacific, from October 2005 to March 2014 and as Senior Vice President Europe from April 2001 to October 2005. Mr. Belcher joined the Company in 2001. Jeffrey N. Boyer Jeffrey N. Boyer has served as Executive Vice President, Chief Operating Officer since April 2021. Mr. Boyer served as Chief Operating Officer, Chief Financial Officer and Treasurer from April 2020 until April 2021. Mr. Boyer served as Executive Vice President, Chief Financial Officer and Treasurer from October 2017 until April 2020. Mr. Boyer served on the Company’s Board from December 2007 until October 2017. Mr. Boyer served as Executive Vice President and Chief Financial Officer for Pier 1 Imports, Inc. from June 2015 until October 2017. Prior to joining Pier I Imports, Mr. Boyer served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer for Tuesday Morning Corporation from September 2013 until June 2015. Mr. Boyer served as Executive Vice President and Chief Operating Officer of 24 Hour Fitness Worldwide Holdings, Inc., from June 2012 until September 2013 and as its Executive Vice President and Chief Financial Officer from April 2008 until June 2012. Mr. Boyer served as President and Chief Financial Officer of Michaels Stores, Inc. (“Michaels”) from July 2007 until April 2008 and Co-President and Chief Financial Officer from March 2006 to July 2007. He also held the position of Executive Vice President and Chief Financial Officer of Michaels from January 2003 to March 2006. Prior to joining Michaels, Mr. Boyer served as the Executive Vice President and Chief Financial Officer of the Kmart Corporation. From 1996 until 2001, he held multiple positions with Sears, Roebuck & Company, advancing to the post of Senior Vice President and Chief Financial Officer. He also served in multiple top-level capacities with the Pillsbury Company and Kraft General Foods. Mr. Boyer began his career as an accountant with PricewaterhouseCoopers in 1980. 25 2 02 2 P R O X Y S TATE M E NT NAM E AG E P O S IT I O N Randy C. Belcher 60 Executive Vice President, Asia Pacific Jeffrey N. Boyer 63 Executive Vice President, Chief Operating Officer Holly L . Briedis 35 Executive Vice President, Chief Digital Officer Sunil M. Doshi 50 Senior Vice President, Chief Financial Officer and Treasurer Steve A. Evans 57 Executive Vice President, Chief Brand Officer Darren E. Hart 59 Executive Vice President, Chief Human Resources Officer Melissa B. Lowenkron 47 Senior Vice President and General Manager, Fossil Brand Greg A. McKelvey 49 Executive Vice President, Chief Commercial Officer

Holly L . Briedis Holly L. Briedis has served as Executive Vice President, Chief Digital Officer, since July 2021. Ms. Briedis oversees the Company’s digital strategy and transformation, global eCommerce, marketing technology, consumer data, insights and analytics. Prior to joining the Company, Ms. Briedis was a partner at McKinsey & Company, a global management consulting firm, where she led the Omnichannel and Consumer Experience practice for North America from 2014. Prior to joining McKinsey & Company, Ms. Briedis was an investor at two venture capital firms, Abundant Venture Partners and Acumen, where she held portfolio operational roles in both the U.S. and East Africa, for digital media and mobile payment companies Sunil M. Doshi Mr. Doshi has served as Senior Vice President, Chief Financial Officer and Treasurer since April 2021. Mr. Doshi served as Senior Vice President, Global Finance and Accounting, and Chief Accounting Officer from June 2020 until April 2021. Mr. Doshi is responsible for the management of the Company’s global finance, accounting, tax, treasury and investor relations. Mr. Doshi served as the Chief Financial Officer for the Americas Region for the Company from February 2012 until August 2015. Prior to rejoining the Company, Mr. Doshi most recently served as Chief Financial Officer at Mitra QSR, the third largest domestic franchisee for KFC, a fast food chain, from February 2019 until June 2020. Mr. Doshi served as Chief Financial Officer of Zoes Kitchen, a formerly publicly traded fast casual restaurant chain, from September 2015 to February 2019. Mr. Doshi also held various senior finance roles with L Brands, Inc. (“L Brands”), an international company that sells personal care and beauty products, apparel and accessories, from 1999 to 2012. Steve A. Evans Steve A. Evans has served as Executive Vice President, Chief Brand Officer since June 2020. Mr. Evans served as Executive Vice President, Owned Brands from May 2016 until June 2020. He joined the Company in 2014 as a Senior Vice President, leading the portfolio brands licensed by the Company. Prior to joining the Company, Mr. Evans served in executive leadership positions at global brands, including Converse, Levi’s, Dockers, The Gap and Old Navy. From June 2012 to May 2014, he served as the Vice President/ GM Global Apparel and Accessories for Converse. From 2002 to 2012, he served as the Vice President/Senior Vice President of Global Merchandising, Customer Experience and Commercial Operations on both the Levi’s and Dockers brands. Mr. Evans began his career at The Gap, and was an integral part of the Old Navy startup team. Throughout his career, he has led a broad range of functional areas with an emphasis on product creation, strategic sales planning, and business development. Darren E. Hart Darren E. Hart has served as Executive Vice President, Chief Human Resources Officer, since June 2011. From 2001 until June 2011, Mr. Hart served in various roles for L Brands, an international company that sells personal care and beauty products, apparel and accessories. At L Brands, Mr. Hart most recently served as Executive Vice President for Bath & Body Works, a national retailer of personal care products. From 2001 until 2005, Mr. Hart served as Director of Leadership and Organizational Development for Victoria’s Secret Stores, a global retailer of intimate apparel, sleepwear, hosiery and other apparel and beauty products. From 2005 until 2006, he served as Vice President of Human Resources for Stores for L Brands, and from 2006 until 2007, he served as Senior Vice President of Human Resources for Retail Operations for L Brands. Melissa B. Lowenkron Melissa B. Lowenkron has served as Senior Vice President and General Manager, Fossil Brand, since January 2022. Ms. Lowenkron is responsible for Fossil brand strategy, product design and marketing. Prior to joining the Company, Ms. Lowenkron served as the Senior Vice President/General Merchandising Manager for handbags, ladies shoes, beauty and jewelry at Neiman Marcus Group, a luxury department store, from October 2018 to February 2021. From April 2014 to October 2018, Ms. Lowenkron served as the 26 W W W . FO S S I L G R O U P .C O M

E X E C U T I V E C OM PE N S AT I ON Senior Vice President/General Merchandising Manager for ready-to-wear, handbags, ladies shoes, beauty, jewelry, men’s and kids at Bergdorf Goodman, a subsidiary of Neiman Marcus Group. Ms. Lowenkron joined Neiman Marcus Group in 1997 and held various other leadership positions, including Vice President/Divisional Merchandising Manager Men’s Sportswear from October 2010 to April 2014. Greg A. McKelvey Greg A. McKelvey has served as Executive Vice President, Chief Commercial Officer since March 2019. Mr. McKelvey served as the Chief Strategy and Digital Officer from December 2015 until March 2019. Mr. McKelvey joined the Company in February 2012 and served as our Executive Vice President prior to his promotion to Executive Vice President, Chief Strategy and Digital Officer. From 2005 until February 2012, Mr. McKelvey served in several different strategy, marketing and transformation roles at Dean Foods Company, a leading food and beverage company, including his most recent role as Executive Vice President and Chief Strategy and Transformation Officer. From 2002 until 2005, Mr. McKelvey worked at Bain & Company (“Bain”), a leading global strategy consulting firm, as a Manager in Bain’s consumer and private equity practices. C O M PE N S A T I O N D I S C US SI O N A N D A N A L Y SI S This section contains a discussion of the material elements of compensation awarded to, earned by or paid to the following individuals. These individuals are referred to as the Named Executive Officers (“NEOs”) in this Proxy Statement. * Mr. Boyer served as Chief Operating Officer, Chief Financial Officer and Treasurer until March 29, 2021, at which time Mr. Doshi was named Senior Vice President, Chief Financial Officer and Treasurer.. This section is divided into the following parts: 2 02 2 P R O X Y S TATE M E NT 2 7 T IT L E PA G E Executive Summary 28 Compensation Philosophy 30 Fiscal Year 2021 Compensation 31 Compensation Decision Making Process 36 Additional Information 38 NAM E P O S IT I O N Kosta N. Kartsotis Chairman of the Board, Chief Executive Officer Jeffrey N. Boyer Executive Vice President, Chief Operating Officer* Randy C. Belcher Executive Vice President, Asia Pacific Sunil M. Doshi Senior Vice President, Chief Financial Officer and Treasurer* Darren E. Hart Executive Vice President, Chief Human Resources Officer Greg McKelvey Executive Vice President, Chief Commercial Officer

E X EC U T I V E S U M M A R Y State of Business For fiscal year 2021, our strategic priorities included increasing excitement for our brands, enhancing our digital capabilities, optimizing our operations and progressing on “Make Time for Good”, our sustainability platform. While the global COVID-19 pandemic continued to impact our operations in 2021, we were able to execute on several of our strategic priorities. Our financial results included topline growth of 16% and significantly improved profitability. We completed our New World Fossil 2.0 – Transform to Grow Program, which delivered gross margin benefits and operating expense reductions totaling more than $250 million over a three-year period. We also invested in technology, innovation and talent to further advance and scale our digital platform. Finally, we also improved our balance sheet with a $150 million unsecured notes offering. For fiscal year 2022, our strategic priorities include building brand heat through product innovation and marketing, accelerating our digital footprint, capturing operational efficiencies, expanding our opportunities in Mainland China and India and progressing under our sustainability platform, “Make Time for Good”. 2021 Compensation Summary Key decisions on fiscal year 2021 compensation made by the Compensation Committee were intended to align with our long-term strategic plan. As in the past, our CEO, Mr. Kartsotis, refused all forms of compensation. Mr. Kartsotis is one of the initial investors in our company and expressed his belief that his primary compensation is met through stock ownership. Highlights of 2021 compensation decisions include: Base Salary As a result of the impact of COVID-19 on the Company’s business, the Company did not implement any merit increases for NEOs during the 2021 annual review cycle in March 2021. In addition, base salaries for the NEOs, except for Mr. Doshi who joined the Company in June 2020, continued at the rate that was reduced by 10% in 2020 as a result of the impact of COVID-19 on the Company’s operations. Effective July 2021, the 10% reduction in base salary was eliminated and base salaries for the NEOs were restored to the amount they were in the first quarter of 2020 prior to the pandemic. 2021 Annual Cash Incentive Plan In March 2022, the Compensation Committee approved a payout of 128% of the target annual incentive opportunity to NEOs (excluding the CEO) for fiscal year 2021 performance. See the “Annual Cash Incentive Plan” section below for additional information. Long-Term Incentive Grants The Compensation Committee approved long-term incentive awards made to the NEOs (except the CEO) in April 2021 as follows: 150% of annual salary for Messrs. Boyer and McKelvey; 113% of annual salary for Messrs. Belcher and Hart and 38% for Mr. Doshi. The grants were made 50% in RSUs and 50% in PSUs, except for the grant to Mr. Doshi who, as a Senior Vice President, received his grant 100% in RSUs. RSUs vest ratably each year over three years. PSUs vest ratably over three years on a pro-rata basis contingent on the Company’s achievement of the operating margin metrics. Details of these grants can be found in the Long-Term Incentive Plan section below. Employee Actions as a Result of COVID-19 In response to COVID-19, we reduced base salaries for the NEOs by 20% for the period from April through July 2020 and then adjusted the reduction to a 10% reduction until July 2021. No merit increases were implemented for the NEOs in 2021. As a result, current base salaries for the NEOs, except Mr. Doshi who joined the Company in June 2020, are at the same rates as were in effect in the first quarter of 2020. Currently, most of our offices have reopened in some capacity, including hybrid work weeks, and we are following government health and safety regulations and have health and safety guidelines in place. 2 8 W W W . FO S S I L G R O U P .C O M

E X E C U T I V E C OM PE N S AT I ON Stockholder Advisory Vote Results Following our 2021 Annual Meeting of Stockholders, the Compensation Committee considered the advisory vote of our stockholders on executive compensation when reviewing compensation decisions and policies. Approximately 99% of the votes cast were in favor of our executive compensation programs. The Compensation Committee believes this affirms stockholders’ support of our approach to executive compensation. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the NEOs. Program Changes 2021 and 2022 Our Compensation Committee worked with Korn Ferry, the Committee’s independent executive compensation consultant, to evaluate our executive compensation program during fiscal years 2021 and 2022. The following tables explain the updates we made in the first quarter for fiscal years 2021 and 2022: Company. performance of the Company. 2 02 2 P R O X Y S TATE M E NT 2 9 F I S C A L YE A R 2 0 2 2 C OM PE N S AT I ON PR O G R A M R AT I O NAL E Short-Term Annual Cash Incentive Plan Maintained fixed bonus target. Continued with digital initiatives as our strategic priorities metric. Maintained 100% weighting on Company performance metrics. The primary focus is on the overall performance of the Our digital business is highly critical to the overall Long-Term Retention and Incentive Equity Awards Continued 25% reduction in the target values of our long-term equity awards. Committed to use a set stock price or fair market value, whichever is higher, on the April 15, 2022 date of grant in calculating the number of shares to grant to employees for the total dollar value of their grant. We continue to maintain a reduction in the dollar value of equity awards to effectively manage our burn rate. Conserves shares in the 2016 Plan by granting fewer shares to achieve the granted value of the awards, if the actual stock price is lower than the set price on the date of grant. F I S C A L YE A R 2 0 2 1 C OM PE N S AT I ON PR O G R A M R AT I O NAL E Short-Term Annual Cash Incentive Plan Returned to the inclusion of strategic priorities as a metric. The success of our strategic priorities is important to our long-term growth. Long-Term Retention and Incentive Equity Awards Continued 25% reduction in the target values of our long-term equity awards. We continue to maintain a reduction in the dollar value of equity awards to effectively manage our burn rate.

Executive Compensation Practices Our executive compensation programs are designed to attract, motivate and retain executive officers, while aligning the interests of our executives with the interests of our stockholders. Below is a summary of compensation practices we have adopted to drive performance and to align with stockholder interests, as well as a summary of those practices we do not employ. C OM P E N S A T I ON P H IL O S OP HY Our compensation philosophy is to provide competitive compensation in order to attract, retain and motivate top talent and to drive company success. Our goal is to target total direct compensation around the median of the market, with actual pay levels based on actual performance above or below targets. We utilize external benchmarking data and comparable peer groups to establish pay levels and practices. In addition, the Compensation Committee believes in a pay-for-performance approach to executive compensation that aligns executive compensation with stockholder interests. This means that a significant portion of an executive’s compensation is at risk and will vary from the targeted compensation opportunity based upon the level of achievement of specified performance objectives and stock price performance. We emphasize equity-based long-term incentives to ensure that our executives are focused on longer term operating and stock price performance in addition to short-term goals. Of the targeted total direct compensation for fiscal year 2021, approximately 51% to 70%* of the NEO’s compensation would be at risk or tied to changes in stock price or pre-determined performance objectives. 30 W W W . FO S S I L G R O U P .C O M W H AT W E D O W H AT W E D O N ’ T D O P Follow a primarily pay-for-performance philosophy P Use multiple performance metrics within our annual compensation plan P Use a thorough process for setting rigorous performance goals P Maintain executive and director stock ownership guidelines P Retain an independent compensation consultant P Provide severance and change in control arrangements that are aligned with market practices P Retain a double trigger equity acceleration upon a change in control. P Provide modest perquisites with reasonable business rationale P Regularly review share utilization and burn rate P Maintain a clawback policy × No discounting, reloading or repricing of stock options without stockholder approval × No employment agreements × No excise tax gross-ups upon a change in control × No excessive perquisites × No guaranteed salary increases × No permitted pledging, hedging, short sales or derivative transactions in company stock.

E X E C U T I V E C OM PE N S AT I ON MES SRS. BOYER AND MCKELVEY MES SRS. BELCHER AND HART Long-Term Equity Incentive (37%) Long-Term Equity Incentive (40%) Base Salary (30%) Base Salary (36%) “AT RISK” TARGETED COMPENSATION (64%) “AT RISK” TARGETED COMPENSATION (70%) Short-Term Cash Incentive (30%) Short-Term Cash Incentive (27%) MR. DO SHI Long-Term Equity Incentive (26%) Base Salary (49%) “AT RISK” TARGETED COMPENSATION (51%) Short-Term Cash Incentive (25%) * Calculated using the NEO’s base salary in effect at the end of 2021, target short-term cash incentive and actual 2021 long-term equity incentive. FI S CA L Y E A R 20 2 1 C O M P E N S A T IO N During fiscal year 2021, our NEO compensation program included four components: base salary, annual cash incentive plan, long-term incentive equity grants and other compensation, including employee benefits generally available to all of our employees. As in the past, our CEO, Mr. Kartsotis, refused all forms of compensation. Each component is described in detail below. Base Salary Annually, the CEO reviews and recommends to the Compensation Committee individual salaries for the NEOs. To determine individual salaries, the Compensation Committee may consider the scope of job responsibilities, individual performance and contributions, as well as our overall performance and annual budget guidelines for merit increases. The Compensation Committee’s objective is to award base compensation levels for each NEO around the median for the comparable position within our industry peer group based upon market data. However, salaries may be set higher when considered necessary to attract or retain key executives. Base salaries are reviewed annually and any adjustments to salaries are made in the first quarter of each fiscal year during our performance review process. For fiscal year 2021, our NEOs did not receive a merit increase. To help reduce operating expenses as a result of the impact of COVID-19 on the Company’s business, base salaries were reduced for the NEOs in 2020, which continued until July 2021, at which point the NEO’s base salaries were restored to their pre-COVID amounts. The following table shows the base salary for each NEO at the start of the fiscal year, reflecting the reduced base salaries, and at the end of the fiscal year with the removal of the reductions, as well as the percentage change. 2 02 2 P R O X Y S TATE M E NT 31

* Changes were effective July 4, 2021. The start of year annual salary rate above included a ten percent reduction from the respective salary rates for each NEO effective from the first quarter of 2020, implemented as a result of the impact of COVID-19 on the Company’s operations, except for Mr. Doshi who joined the Company in June 2020. Therefore, the end of year annual salary rate above for each NEO, except Mr. Doshi, is the same as the annual salary rate that was in effect at the end of the first quarter of 2020. The Company did not implement any merit increases for the NEOs in 2021. ** Mr. Doshi’s increase was in connection with his promotion to Chief Financial Officer effective March 29, 2021. Annual Cash Incentive Plan The Cash Incentive Plan is a performance-based annual cash incentive plan that links cash incentive awards to achieving pre-established performance goals. For fiscal year 2021, the Compensation Committee set the performance metrics used to determine cash incentive awards to a combination of financial metrics and Company strategic goals. The Compensation Committee believes that using these performance metrics aligns the NEOs’ bonus opportunities with the priorities of the Company and ultimately long-term value creation for the Company’s stockholders. For fiscal year 2021, each NEO (other than the CEO) was eligible for a target bonus opportunity under the Cash Incentive Plan as follows: 100% of their annual salary for Messrs. Boyer and McKelvey, 75% of their annual salary for Messrs. Belcher and Hart and 50% of his annual salary for Mr. Doshi. The actual cash incentive amounts are paid out based on the extent to which our financial goals and strategic priorities are achieved. For fiscal year 2021, the financial goals were weighted 75%, and the strategic priorities goals were weighted 25%. The measurement period for evaluating performance under the metrics was our 2021 fiscal year (the “Measurement Period”). The metrics for 2021 were as follows: 3 2 W W W . FO S S I L G R O U P .C O M P E R F O R MAN C E M E T R I C DE S C R I P T I ON W E I G H TI N G Financial Goals: Net Sales Target of $1,834 million 25% Adjusted Operating Income Target of $60.2 million 50% Strategic Goals: Digital Initiatives • Operating model designed and implemented • Global company-wide digital key performance indicator framework and dashboards implemented • Analytic marketing mix modeling adopted 25% NAM E S TA R T O F Y E A R AN N U AL S AL AR Y R AT E C HAN G E % E N D O F Y E A R S AL AR Y R AT E Kartsotis $0 0.0% $0 Boyer $630,000 11.1% $700,000 Belcher $591,300 11.1% $657,000 Doshi** $440,000 11.4% $490,000 Hart $610,650 11.1% $678,500 McKelvey $648,900 11.1% $721,000

E X E C U T I V E C OM PE N S AT I ON Performance goals were approved by the Compensation Committee in March 2021 and included targets for threshold, target, and maximum payouts for the financial metrics. The strategic goals must be met, as determined by the Compensation Committee, for a payout, which is only at the 100% level. The strategic goals do not have threshold and maximum payouts. Each performance metric was measured independently of the other metrics. In setting these targets, key considerations of the Compensation Committee included: • Net sales: range in scale to account for the uncertainty of the continuing impact of COVID-19 on the Company’s results in 2021. Determined using constant currency. • Adjusted operating income: range in scale to account for the uncertainty of the continuing impact of COVID-19 on the Company’s results in 2021. Determined using constant currency and excludes restructuring costs and intangible asset impairment. Target payouts for each performance metric are listed below: * As a percentage of target The calculation of bonus amounts described above can be summarized by the following formula: M E S S E R S . B O Y E R A N D M C K E LV E Y M E S S E R S . B E L C H E R A N D H A R T M R . D O S H I 2 02 2 P R O X Y S TATE M E NT 33 Base Salary x 50% Company Achievement % Bonus Amount Base Salary x 75% Company Achievement % Bonus Amount Base Salary x 100% Company Achievement % Bonus Amount P E R F O R MAN C E M E T R I C T H RE S H O L D * P E R F O R MAN C E T H RE S H O L D * P AY O U T TA R G E T P E R F O R MAN C E TA R G E T P AY O U T M A X I MU M * P E R F O R MAN C E M A X I MU M * P AY O U T Net Sales 95% 10% $1,814 million 100% 106% 150% Adjusted Operating Income 17% 10% $60.2 million 100% 183% 150%

The Compensation Committee approves the specific payments to the NEOs under the Cash Incentive Plan. The Compensation Committee also retains discretion to reduce bonus compensation or recommend additional cash bonuses during the year based on factors such as promotions and business segment, department, individual or overall company performance. During the Measurement Period, the Company achieved net sales of $1,837.0 million (using constant currency), which paid out at 111% of target, and adjusted operating income of $124.0 million, which paid out at 150% of target. For fiscal year 2021, the Company also achieved the strategic priorities, which paid out at 100%. The calculation for Company achievement was the sum of weighting times achievement for each metric (as defined), and for fiscal year 2021 was (rounded up to the nearest whole number for the Company achievement): Based on the foregoing, the Compensation Committee approved the following cash bonus payments under the Cash Incentive Plan for fiscal year 2021 performance: Long-Term Incentive Plan We believe that substantial equity ownership and equity awards encourage management to take actions favorable to the medium and long-term interests of the Company and its stockholders and align their interests with the interests of the Company and its stockholders. We believe that including equity awards in the compensation program serves our longer term goals, including management retention, because the value of equity is realized over several years. Accordingly, equity-based compensation constitutes a significant portion of the overall compensation of the NEOs. For fiscal year 2021, the Compensation Committee approved a target of a percentage of annual salary (in effect at the end of the prior calendar year) for long-term incentive grants for each NEO as follows: 150% for Messrs. Boyer and McKelvey; 113% for Messrs. Belcher and Hart; and 38% for Mr. Doshi. The approved mix of awards consisted of 100% RSUs, which vest ratably over three years, for Mr. Doshi and 50% in RSUs, which vest ratably over three years, and 50% in PSUs, which vest ratably over three years based on the 34 W W W . FO S S I L G R O U P .C O M NAM E B A S E S AL AR Y P E RCE N TA G E C OM P A NY A C H I E V EM EN T T O TA L B O N U S A M O U N T Kartsotis — — — — Boyer $700,000 100% 128% $896,000 Belcher $657,000 75% 128% $630,720 Doshi $490,000 50% 128% $313,600 Hart $678,500 75% 128% $651,360 McKelvey $721,000 100% 128% $922,880 128% Company Achievement 25% x 100% 25% x 111% 50% x 150%

E X E C U T I V E C OM PE N S AT I ON achievement of the performance measures, for the other NEOs and continued employment with the Company. The Compensation Committee makes the ultimate determination regarding these grants and can increase or decrease the recommended awards. Based on the foregoing, the Compensation Committee approved the following annual equity awards which were granted on April 15, 2021: *The senior vice president management level at the Company receives 100% of the annual grant in RSUs. Promotion grants Mr. Doshi was promoted to Senior Vice President, Chief Financial Officer and Treasurer, effective March 29, 2021. In connection with Mr. Doshi’s promotion, he received an additional RSU grant on April 15, 2021 with a value of $93,100 pursuant to the Company’s 2016 Plan. The award vests ratably over three years, provided that Mr. Doshi continues to be employed by the Company through each vesting date. PSUs PSU grants are designed to reward executives for improving operating margin and managing controllable costs. In addition, these grants ensure management is focused on long-term strategic performance goals and maximizes retention. For the 2019 - 2021 PSU grants, PSUs are to be earned based on adjusted operating margin rate (calculated based on constant currency and excluding restructuring costs and intangible asset impairment). The PSUs vest ratably each year over three years based on the Company’s performance. The payout range enables executives to receive a variable award based on performance. Final distribution of the PSU awards could range from 0% to 200% of the PSUs granted at target depending on our performance during the measurement period. Recently, the Company’s PSU award agreements were structured based on basis point increases over a base operating margin for each of the tranches over the three year term of the PSU award agreement. However, as a result of the impact of COVID-19 on the Company’s business, the Company’s operating margin dramatically decreased in 2020 to (6.2)%. As a result, the Compensation Committee determined that the 2019 and 2020 PSU performance vesting conditions should be revised for the outstanding tranches to set actual operating margin targets instead of basis point increases in order to provide more consistency in the operating margin targets. In addition, in March 2021, in response to the impact of COVID-19 on the Company’s financial and operational performance in 2020, the Compensation Committee determined that it was appropriate to increase the rigor of the operating margin performance metrics 2 02 2 P R O X Y S TATE M E NT 35 NAM E PR OM O T I ON E Q U I T Y A WA R D RS U S HAR E S Doshi $93,100 7,026 NAM E AN N U AL E Q U I T Y A W AR D RS U s ( 5 0%) P SU s ( 5 0%) RS U S HAR E S P SU S HAR E S Kartsotis — — — — — Boyer $944,990 $472,495 $472,495 35,660 35,660 Belcher $668,144 $334,072 $334,072 25,213 25,213 Doshi $167,200* $167,200* — 12,618 — Hart $690,034 $345,017 $345,017 26,039 26,039 McKelvey $973,346 $486,673 $486,673 36,730 36,730

beginning in 2021 for the outstanding tranches for both the 2019 and 2020 PSU grants. As a result, the Compensation Committee increased the 2021 operating margin performance metric for the 2019 and 2020 PSU grants from a basis point increase over the Company’s actual 2020 adjusted operating margin (which was (6.2)%) to a positive operating margin ranging from 2.8% (at threshold) to 4.8% (at stretch). In addition, the Compensation Committee increased the 2022 operating margin performance metric for the 2020 PSU grant from a basis point increase over actual 2021 operating margin to an operating margin ranging from 3.8% (at threshold) to 5.8% (at stretch). The 2021 PSUs use the same operating metric margin for the 2021 and 2022 measurement period with the metrics for 2023 at an increase over 2022. The updated performance metrics for the outstanding tranches of the 2019 – 2020 PSUs and the metrics for the 2021 PSUs are shown in the following table: O P E R AT I N G MAR G I N 2019 - 2021 PSU Results For fiscal year 2021, the Company achieved an adjusted operating margin of 6.8%. As a result, the Compensation Committee approved a 200% payout for the following outstanding awards: the third tranche of the 2019 PSU grant, the second tranche of the 2020 PSU grant and the first tranche of the 2021 PSU grant. Other Compensation and Benefit Elements Our benefit programs are generally egalitarian. Our NEOs are eligible for the same health and welfare benefit programs as our other U.S. employees, including our qualified defined contribution 401(k) plan. In addition, our NEOs received the following perquisites: • • • • Financial advisory services of up to $15,000 An annual wellness benefit Employer-paid guaranteed universal life insurance Employer-paid supplemental long-term disability insurance C OM P E N S A T I ON DE C I S I ON M A K IN G P R O C E S S Roles and Responsibilities The Compensation Committee The Compensation Committee is appointed by the Board to exercise the Board’s authority to compensate the executive management team and administer our stock-based and incentive compensation plans. The Compensation Committee typically meets in separate sessions at least on a quarterly basis. In addition, the Compensation Committee sometimes schedules special meetings or non-meeting “work sessions,” either by telephone or in person, as necessary to fulfill its duties. Meeting agendas are established by the chairperson after consultation with other members of the Compensation Committee, the Executive Vice 36 W W W . FO S S I L G R O U P .C O M V E S TI N G 2 02 1 O P E R AT I N G MAR G I N 2 02 2 O P E R AT I N G MAR G I N 2 02 3 Stretch 200% 4.8% 5.8% 6.8% Maximum 150% 3.8% 4.8% 5.8% Target 100% 3.3% 4.3% 5.3% Threshold 50% 2.8% 3.8% 4.8%

E X E C U T I V E C OM PE N S AT I ON President, Chief Human Resources Officer (the “EVP of HR”) and Mr. Kartsotis, our CEO. During fiscal year 2021, the Compensation Committee was comprised of Mr. Belgya, Mr. Mansell, and Ms. Neal, until May 1, 2021, when Mr. Rey was added to the Compensation Committee. The Compensation Committee’s full responsibilities with respect to our compensation practices are set forth in its charter, which can be found on our investor relations site: fossilgroup.com/investors. The Compensation Consultant The Compensation Committee engaged Korn Ferry to assist them (and management) in reviewing and determining appropriate, competitive compensation for our executive officers for fiscal year 2021. Korn Ferry reviewed the design and competitiveness of the Company’s executive compensation programs. Korn Ferry has continued to provide to us, at our request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto and executive search support. In fiscal year 2021, other services provided to the Company by Korn Ferry included DE&I consulting, professional search support and survey purchases. The Compensation Committee determined that the work of Korn Ferry did not raise any conflicts of interest in fiscal year 2021. In making this assessment, the Compensation Committee considered the independence factors enumerated in Rule 10C-1(b) under the Exchange Act, including the other services that Korn Ferry provided to the Company, the level of fees received from the Company as a percentage of Korn Ferry’s total revenue, policies and procedures employed by Korn Ferry to prevent conflicts of interest, and whether the individual Korn Ferry advisers to the Compensation Committee own any stock of the Company or have any business or personal relationships with members of the Compensation Committee or our executive officers. Company Executives Our CEO, other members of management (particularly the EVP of HR), and Compensation Committee members regularly discuss our compensation issues and the performance and retention of our NEOs. Mr. Kartsotis, with the assistance of the EVP of HR, typically recommends to the Compensation Committee for its review, modification and approval the annual base salary, bonus and equity awards (if any) for the other members of the executive management team. The Compensation Committee would typically establish the base salary, bonus and equity incentive awards for the CEO, Mr. Kartsotis; however, Mr. Kartsotis refuses all forms of compensation. Certain members of the executive management team and other employees regularly attend portions of Compensation Committee meetings in order to provide information and recommendations to the Compensation Committee as requested, although the Compensation Committee meets in executive session with only Compensation Committee members present when it deems appropriate. Peer Group Attracting, retaining, and motivating top talent is critical to drive our success. Each year we review our peer group to ensure total compensation components, design and practices are competitive with similar companies. The following was considered when determining our peer group: • • • • • companies who we compete against for attracting and retaining talent industry, product category, geography and operational complexity financials such as revenue and market capitalization the opinion of proxy advisory firms such as ISS and Glass Lewis our compensation consultant’s feedback and recommendations Based on this analysis, for fiscal year 2021, we removed Fitbit, Inc., which was acquired by Alphabet, and added Croc’s, Inc. and Movado Group, Inc. For fiscal year 2021, the peer group consisted of the following 14 companies: Abercrombie & Fitch Co. Caleres, Inc. Chico’s FAS, Inc. Columbia Sportswear Company Croc’s, Inc. Deckers Outdoor Corporation Genesco, Inc. G-III Apparel Group, LTD Guess?, Inc. Movado Group, Inc. Oxford Industries, Inc. Steven Madden, Ltd. Urban Outfitters, Inc. Wolverine World Wide, Inc. 2 02 2 P R O X Y S TATE M E NT 3 7

The Human Resources Department, with the assistance of Korn Ferry, obtains relevant data for each company from that company’s SEC filings, from Korn Ferry’s proprietary surveys or as otherwise available. The data reviewed by the Compensation Committee in setting fiscal year 2021 compensation included compensation information for each of the named executive officers identified by each company as well as each company’s financial performance data. From this company-specific information as well as the surveys reviewed, Korn Ferry presented the data to the Compensation Committee by each compensation element. This data provided visibility into how the compensation of each of our NEOs compared to the peer group counterpart with respect to each compensation component and total compensation. The Compensation Committee evaluated base salaries, target bonuses, actual bonuses, equity awards and any other incentive programs for which we could obtain data. The Compensation Committee did not assign any particular weights or formulas to the individual elements of compensation at peer companies or shown in the surveys. Rather, the Compensation Committee evaluated the compensation of each of the NEOs in light of the totality of the information reviewed for their peers. A DD I T I ON A L IN F OR M A T I ON Risk Assessment Given our rigor and approach to executive compensation, we do not believe we have any particular risk in our compensation program. In making this determination, the EVP of HR and our Compensation Committee evaluated the risk profile of the Company’s compensation programs and policies. In performing this evaluation, the EVP of HR and the Compensation Committee looked at each element of compensation and the associated risks and mitigating factors for each element of compensation. Specifically, the evaluation included the mix of short-term and long-term incentive compensation, extended vesting periods for long-term equity awards, the mix of corporate and specific business unit measures used in assessing performance, the use of multiple performance review criteria, the Compensation Committee’s discretion in making individual awards and caps on individual compensation awards. Stock Ownership, Clawback Policy and Anti-Hedging Trading Policies To further reinforce the long-term alignment of executive interests with stockholders, we maintain policies that require executives to accumulate and hold substantial amounts of Common Stock, and we prohibit executives from hedging the risk of such ownership. Pledging of shares as collateral is also prohibited. We also maintain a clawback policy that enables the recapture of previously paid cash and equity incentive compensation in certain circumstances involving a financial restatement. Stock Ownership Guidelines for NEOs While there is no required date to achieve the guidelines below, executives must retain 50% of net shares acquired of company stock, upon vesting or exercise, until the guideline is met. As of April 15, 2022, our NEOs, except Mr. Doshi, are expected to be in compliance with the guidelines. 38 W W W . FO S S I L G R O U P .C O M P O S IT I O N B A S E S A L A R Y M U LT I P L E Chief Executive Officer Six Times Other Executive Officers Two Times

E X E C U T I V E C OM PE N S AT I ON Executive Employment Contracts While we do not have employment contracts for our NEOs, certain NEOs are eligible for severance benefits that provide a reasonable range of income protection in the event employment is terminated without cause or following a change in control. These benefits have been put into place to support our executive retention goals and encourage their independence and objectivity in considering potential change in control transactions. Impact of Accounting and Tax Treatment In determining our variable compensation programs, we consider certain tax and accounting implications of particular forms of compensation, such as the implications of Section 409A of the Internal Revenue Code governing deferred compensation arrangements and favorable accounting treatment afforded certain equity-based plans that are settled in shares. Although we consider the tax and accounting consequences of our compensation programs, the forms of compensation we utilize are determined primarily by their effectiveness in creating maximum alignment with our key strategic objectives and the interests of our stockholders. C OM P E N S A T I ON C OM M I T T E E R E P OR T The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company, and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement. C OMP E N S AT I ON C OMM I T T E E Kevin Mansell, Chairperson Mark R. Belgya Diane L. Neal Marc R. Y. Rey C OM P E N S A T I ON C OM M I T T E E IN T E R L O C K S A N D IN S IDE R P A R T I C IP A T I ON During fiscal year 2021, the Compensation Committee was comprised of Mr. Mansell, Mr. Belgya, Ms. Neal and, beginning May 2021, Mr. Rey. During fiscal year 2021, no member of the Compensation Committee was or had been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. 2 02 2 P R O X Y S TATE M E NT 39

F I S C A L 2 0 2 1 , 2 0 2 0 A N D 2 0 1 9 S U M M A R Y C O M P E N S A T I O N T A B L E The following table sets forth the compensation earned by our NEOs during fiscal years 2021, 2020 and 2019. (1) The amounts shown were not actually paid to the NEOs. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of RSUs and PSUs awarded to each of them in fiscal years 2019, 2020 and 2021. These values were determined in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs is based on our estimate on the grant date of the probable outcome of meeting the performance conditions of these awards. The aggregate grant date fair value of the RSUs is equal to the midpoint between the high and low sales prices of our Common Stock on the date of grant multiplied by the number of shares granted. The following are the aggregate grant date fair values of the 2021 PSUs assuming we meet the highest level of the performance conditions of these awards as described in footnote (2) to the Fiscal 2021 Grants of Plan-Based Awards Table: Mr. Boyer $947,130, Mr. Belcher $669,657, Mr. Hart $691,596 and Mr. McKelvey $975,549. The amounts reported do not include any reduction in the value of the awards for the possibility of forfeiture. See also Fiscal 2021 Grants of Plan-Based Awards Table. (2) The amounts shown were earned in the fiscal year listed, but paid in the first quarter of the following fiscal year. (3) Mr. Kartsotis refused all forms of compensation for fiscal years 2019, 2020 and 2021. Mr. Kartsotis is one of the initial investors in the Company and expressed his belief that his primary compensation is met through stock ownership. (4) Mr. Boyer served as Chief Operating Officer, Chief Financial Officer and Treasurer until March 29, 2021, at which time Mr. Doshi assumed the roles of Chief Financial Officer and Treasurer. Mr. Doshi, who joined the Company in 2020, was not an NEO in 2020. (5) This amount represents annual wellness benefits, the Company’s contributions to Mr. Boyer’s account under its 401(k) plan and Company-paid life insurance premiums. (6) This amount represents financial advisory services, the Company’s contributions to Mr. Belcher’s account under its 401(k) plan, Company-paid life insurance premiums, a permanent housing allowance of $90,248 (in consideration of the significantly higher cost of housing in Hong Kong) and a tax equalization amount of $14,873. (7) This amount represents annual wellness benefits, financial advisory services, the Company’s contributions to Mr. Hart’s account under its 401(k) plan and Company-paid life insurance premiums. (8) This amount represents annual wellness benefits, financial advisory services, the Company’s contributions to Mr. McKelvey’s account under its 401(k) plan and Company-paid life insurance premiums 40 W W W . FO S S I L G R O U P .C O M NAM E AN D P R I N C I P AL P O S IT I O N Y E AR S AL AR Y ($ ) B ON U S ($ ) ST OC K A WA R D S ( $) (1) OP T I ON A WA R D S ($ ) N O N - E QUI T Y I N C E NT IV E P L A N C OM PE N S AT I ON ( $) (2) CHANG E IN PE NSION VALU E AND NONQUALIFIE D DEFERRED COMPE NSATION E ARNINGS ($) ALL OTHE R COMPE NSATION ($) TOTAL ($) Kosta N. Kartsotis (3) Chief Executive Officer and Director 2021 2020 2019 -0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0--0-Jeffrey N. Boyer Executive Vice President, Chief Operating Officer (4) 2021 2020 2019 662,308 630,000 694,231 -0-87,500 -0-1,096,811 387,300 575,446 -0--0--0-896,000 576,450 87,500 -0--0--0-20,221 (5) 20,324 26,984 2,675,340 1,701,574 1,384,161 Randy C. Belcher Executive Vice President, Asia Pacific 2021 2020 2019 621,623 591,300 654,750 -0-61,594 -0-810,645 186,592 540,090 -0--0--0-630,720 541,040 61,594 -0--0-- 126,380 (6) 157,956 149,675 2,189,368 1,538,482 1,406,109 Sunil M. Doshi Senior Vice President, Chief Financial Officer and Treasurer (4) 2021 435,442 -0-260,284 -0-313,600 -0-8,211 1,017,537 Darren E . Hart Executive Vice President, Chief Human Resources Officer 2021 2020 2019 641,965 610,650 675,904 -0-84,813 -0-837,191 192,692 557,768 -0--0--0-651,360 558,745 84,813 -0--0--0-21,775 (7) 22,659 14,360 2,152,291 1,469,559 1,332,845 Greg A . McKelvey Executive Vice President, Chief Commercial Officer 2021 2020 2019 682,177 648,900 718,577 -0-67,594 -0-1,129,719 393,264 592,706 -0--0--0-922,880 593,744 67,594 4,383 -0-156,723 12,769 (8) -0-5,315 2,751,928 1,703,502 1,540,915

E X E C U T I V E C OM PE N S AT I ON F I S C A L 2 0 2 1 G R A N T S O F P L A N - B A S E D A W A R D S T A B L E The following table provides information regarding plan-based awards granted during fiscal year 2021 to the NEOs. (1) The amounts shown were not actually paid to the NEOs. Rather, the amounts shown reflect potential payments under the Cash Incentive Plan. Actual payment amounts are shown in the “Fiscal 2021, 2020 and 2019 Summary Compensation Table” above in the column “Non-Equity Incentive Plan Compensation.” (2) The amounts shown are potential payments of PSUs to the NEOs. Final payments of these awards can range from 0% to 200% of the shares originally granted, depending on our performance during the applicable measurement period. (3) Consists of RSUs awarded pursuant to the 2016 Plan. These awards vest one-third each year over three years following the grant date. (4) Threshold payments assume that the Company achieved the financial metrics at the threshold payout level (10% award) and the strategic metric at a 0% payout. See “Annual Cash Incentive Plan” in “Compensation Discussion and Analysis” for more information. (5) Target payments assume that the Company achieved each of the five performance metrics at the target payout level (100% award). (6) Maximum payments assume that the Company achieved each of the five performance metrics at the maximum payout level (150% award). (7) Mr. Kartsotis refused all forms of compensation for fiscal years 2019, 2020 and 2021. Mr. Kartsotis is one of the initial investors in the Company and expressed his belief that his primary compensation is met by through stock price growth. (8) This amount represents the incremental value allocated under FASB ASC Topic 718 for the 2021 modification of certain outstanding tranches under the 2019 and 2020 PSU grants. See “Compensation Discussion and Analysis” for more information. 2 02 2 P R O X Y S TATE M E NT 41 NAM E G R A NT D ATE E S T I M AT E D F U T U R E P AY O U T S U N D E R N O N - E Q U I T Y I N C E N T I V E P L A N A W A R D S (1) E S T I MAT E D F UTU R E P AY O UT S U N D E R E Q U I T Y I N C E N T I V E P L A N A W A R D S (2) ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (3) (#) GR ANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($) T H RE S H O L D (4) TA R G E T (5) M A X I MU M (6) T H RE S H O L D (# ) TARGET (#) MA XIMUM Kosta N. Kartsotis (7) N/A N/A N/A N/A N/A N/A N/A -0-N/A Jeffrey N. Boyer 4/15/21 — 52,500 — 700,000 — 1,050,000 — 17,830 — 35,660 — 71,320 — — 35,660 472,495 472,495 151,821 (8) Randy C. Belcher 4/15/21 — 36,956 — 492,750 — 739,125 — 12,607 — 25,213 — 50,426 — — 25,213 334,072 334,072 142,501 (8) Sunil M. Doshi 4/15/21 — 18,375 — 245,000 — 367,500 — — — — — — — — 19,644 — 260,284 Darren E . Hart 4/15/21 — 38,166 — 508,875 — 763,313 — 13,020 — 26,039 — 52,078 — — 26,039 345,017 345,017 147,157 (8) Greg A . McKelvey 4/15/21 — 54,075 — 721,000 — 1,081,500 — 18,365 — 36,730 — 73,460 — — 36,730 486,673 486,673 156,373 (8)

PE R Q U I SI T E S The NEOs do not receive any perquisites or personal benefits other than a financial advisory services benefit up to $15,000, an annual wellness benefit, 401(k) Company matching contributions and Company paid life and disability insurance premiums. All of our employees, including our NEOs, receive discounts on our products. E M P L O Y M E N T A G R E E M E N T S We are not a party to any employment agreements with any of our NEOs. We believe that employment agreements are not currently necessary in order to attract and retain talented personnel. However, due to the ever-changing marketplace in which we compete for talent, this practice is reviewed annually by the Compensation Committee to help ensure that we remain competitive in our industry, and the Compensation Committee may determine that such arrangements are in our best interest in the future. O U T S T A N D I N G E Q U I T Y A W A R D S A T 2 0 2 1 F I S C A L Y E A R - E N D T A B L E The following table provides information about the number of outstanding equity awards held by our NEOs at fiscal year-end 2021. The table also includes, where applicable, the value of these awards based on the closing price of our Common Stock on Nasdaq on December 31, 2021, which was $10.29 per share. All awards vest one third each year over three years following the grant date, except as otherwise noted. MARKET OR 42 W W W . FO S S I L G R O U P .C O M NAM E O P T I O N A WA R D S (1) S T O C K A WA R D S G R A NT D ATE N U M B E R O F S E C U RI T IE S U N D E R LY I N G U NEX E R C I S E D OP T I ON S ( # ) E X E R C I SA B L E N U M B E R O F S E C U RI T IE S U N D E R LY I N G U NEX E R C I S E D OP T I ON S ( # ) U NEX E R C I S A B L E OP T I ON E X E R C I S E P R I C E ( $ ) OP T I ON E X P I R AT I O N D AT E N U MB E R OF SHARES OR U NITS OF STOCK THAT HAVE NOT VESTE D (#)(2) MARKET VALU E OF SHARES OR U NITS OF STOCK THAT HAVE NOT VESTE D ($) EQUIT Y INCE NTIVE PL AN AWARDS: N U MB E R OF U NE ARNE D SHARES , U NITS OR OTHE R RIG HTS THAT HAVE NOT VESTE D (#) EQUIT Y INCE NTIVE PL AN AWARDS: PAYOUT VALU E OF U NE ARNE D SHARES , U NITS OR OTHE R RIG HTS THAT HAVE NOT VESTE D ($) Kosta N. Kartsotis (3) N/A — — N/A N/A — — — — Jeffrey N. Boyer 4/15/19 4/15/20 4/15/20 4/14/21 — — — — — — — — — — — — 7,324 17,577 50,000 (6) 35,660 75,364 180,867 514,500 366,941 7,324 (4) 17,577 (5) — 35,660 (7) 75,364 180,867 — 366,941 Randy C. Belcher 3/15/14 3/15/15 3/15/16 4/15/19 4/15/20 4/15/21 8,824 10,812 18,368 — — — — — — — — 113.04 80.22 47.99 — — 3/15/22 3/15/23 3/15/24 — — — — — 6,874 16,498 25,213 — — — 70,733 169,764 259,442 — — — 6,874 (4) 16,498 (5) 25,213 (7) — — — 70,733 169,764 259,442 Sunil M. Doshi 7/15/20 4/15/21 — — — — — — — — 26,666 19,644 274,393 202,137 — —

E X E C U T I V E C OM PE N S AT I ON MARKET OR (1) Consists of stock appreciation rights (“SARs”) issued pursuant to the Fossil Group, Inc. 2008 Long-Term Incentive Plan (the “2008 Plan”) and the 2016 Plan. (2) Consists of RSUs issued pursuant to the 2016 Plan. (3) Mr. Kartsotis refused all forms of compensation for fiscal years 2019, 2020 and 2021. Mr. Kartsotis is one of the initial investors in the Company and expressed his belief that his primary compensation is met through stock ownership. (4) These PSUs were granted on April 15, 2019 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation Committee will determine the actual levels of performance achieved within 60 days of the vesting date. (5) These PSUs were granted on April 15, 2020 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation Committee will determine the actual levels of performance achieved within 60 days of the vesting date. (6) Vests in full on April 15, 2023. (7) These PSUs were granted on April 15, 2021 and will vest, if at all, one-third each year over three years following the grant date. Vesting is subject to satisfaction of the applicable performance criteria and is generally subject to the recipient’s continued employment through that date. As required by the SEC’s disclosure rules, the number of PSUs shown assumes that target levels of performance (100%) will be achieved. The Compensation Committee will determine the actual levels of performance achieved within 60 days of the vesting date. 2 02 2 P R O X Y S TATE M E NT 43 NAM E O P T I O N A WA R D S (1) S T O C K A WA R D S G R A NT D ATE N U M B E R O F S E C U RI T IE S U N D E R LY I N G U NEX E R C I S E D OP T I ON S ( # ) E X E R C I SA B L E N U M B E R O F S E C U RI T IE S U N D E R LY I N G U NEX E R C I S E D OP T I ON S ( # ) U NEX E R C I S A B L E OP T I ON E X E R C I S E P R I C E ( $ ) OP T I ON E X P I R AT I O N D AT E N U MB E R OF SHARES OR U NITS OF STOCK THAT HAVE NOT VESTE D (#)(2) MARKET VALU E OF SHARES OR U NITS OF STOCK THAT HAVE NOT VESTE D ($) EQUIT Y INCE NTIVE PL AN AWARDS: N U MB E R OF U NE ARNE D SHARES , U NITS OR OTHE R RIG HTS THAT HAVE NOT VESTE D (#) EQUIT Y INCE NTIVE PL AN AWARDS: PAYOUT VALU E OF U NE ARNE D SHARES , U NITS OR OTHE R RIG HTS THAT HAVE NOT VESTE D ($) Darren E . Hart 3/15/14 3/15/15 3/15/16 4/15/19 4/15/20 4/15/21 12,179 11,212 18,515 — — — — — — — — 113.04 80.22 47.99 — — 3/15/22 3/15/23 3/15/24 — — — — — 7,099 17,037 26,039 — — — 73,049 175,311 267,941 — — — 7,099 (4) 17,037 (5) 26,039 (7) — — — 73,049 175,311 267,941 Greg A . McKelvey 3/15/14 3/15/15 12/22/15 3/15/16 4/15/19 4/15/20 4/15/20 4/15/21 2,725 10,656 12,885 17,634 — — — — — — — — — 113.04 80.22 36.73 47.99 — — 3/15/22 3/15/23 12/22/23 3/15/24 — — — — — — 7,543 18,104 50,000 (6) 36,730 — — — — 77,617 186,290 514,500 377,952 — — — — 7,543 (4) 18,104 (5) — 36,730 (7) — — — — 77,617 186,290 — 377,952

2 0 1 6 I N C E N T I V E P L A N Pursuant to the 2016 Plan, the Compensation Committee may award a combination of RSUs, SARs and PSUs. SARs are granted at a specified strike price set forth in the applicable award agreement, which is generally the mean of the highest and lowest sales price of our Common Stock on the date of grant of the award or on the last preceding trading date if no sales are made on the date of grant. RSUs, SARs and PSUs are awarded subject to such terms and conditions as established by the Compensation Committee, including vesting periods. Pursuant to awards granted to our NEOs under the 2016 Plan, unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment, except as provided under the Executive Severance Agreements. See “Post-Termination Compensation” below for a definition of change in control and a discussion of the vesting terms under the Executive Severance Agreements. The Compensation Committee is responsible for the administration of the 2016 Plan. The 2016 Plan provides that the Compensation Committee may make certain adjustments to the exercise price and number of shares subject to awards in the event of a dividend or other distribution, recapitalization, stock split, reorganization, merger or certain other corporate transactions. Subject to certain limitations, the Compensation Committee is authorized to amend the 2016 Plan as it deems necessary, but no amendment may adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. 2 0 0 8 I N C E N T I V E P L A N Prior to the adoption of the 2016 Plan, the Compensation Committee awarded RSUs, SARs and PSUs pursuant to the 2008 Plan. SARs were granted at a specified strike price set forth in the applicable award agreement, which was generally the mean of the highest and lowest sales price of our Common Stock on the date of grant of the award or on the last preceding trading date if no sales were made on the date of grant. RSUs, SARs and PSUs were awarded subject to such terms and conditions as established by the Compensation Committee, including vesting periods. Pursuant to awards granted to our NEOs under the 2008 Plan, unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment, except as provided under the Executive Severance Agreements. See “Post-Termination Compensation” below for a definition of change in control and a discussion of the vesting terms under the Executive Severance Agreements. The 2008 Plan was terminated on May 25, 2016. However, the termination of the 2008 Plan did not impair outstanding awards which continued in accordance with their original terms. No RSUs or PSUs are currently outstanding under the 2008 Plan. 44 W W W . FO S S I L G R O U P .C O M

E X E C U T I V E C OM PE N S AT I ON F I S C A L 2 0 2 1 O P T I O N E X E R C I S E S A N D S TO C K V E S T E D T A B L E The following table provides information about the number of shares issued upon option exercises, the number of stock awards that vested, and the value realized on exercise or vesting, by our NEOs during fiscal year 2020. (1) Represents the value of vested RSUs calculated by multiplying the gross number of vested RSUs by the closing price of the Common Stock on Nasdaq on the vesting date. 2 0 2 1 P A Y R A T I O As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Kosta N. Kartsotis, CEO and Chairman of the Board: For 2021, our last completed fiscal year: • the annual total compensation of the employee identified at median of our company (other than our CEO), was $26,888; and • the annual total compensation of the CEO for purposes of determining the CEO Pay Ratio was $0, as Mr. Kartsotis did not receive any compensation. Based on this information, for 2021, the ratio of the annual total compensation of Mr. Kartsotis, our CEO, to the median of the annual total compensation of all employees was 0 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. 2 02 2 P R O X Y S TATE M E NT 45 O P T I O N A WA R D S S T O C K A WA R D S NAM E N U M B E R O F S H A R E S A C QUI R E D O N E X E R C I S E ( # ) VAL U E R E AL I Z E D O N E X E R C I S E ( $ ) N U M B E R O F S H A R E S A C Q U I R E D O N V E S T I N G ( # ) VA L U E R E A L I Z E D O N V E S T I N G ( # ) (1) Kosta N. Kartsotis - 0 - - 0 - - 0 - - 0 - Jeffrey N. Boyer -0--0-120,552 1,360,160 Randy C. Belcher - 0 - - 0 - 46,276 614,555 Sunil M. Doshi - 0 - - 0 - 13,334 166,008 Darren E . Hart - 0 - - 0 - 47,730 633,864 Greg A . McKelvey -0--0-50,794 674,554

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: We determined that, as of December 6, 2021, our employee population consisted of 7,886 individuals globally. We selected December 6, 2021, which is within the last three months of 2021, as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations. We did not rely upon the 5% de minimis exemption for 2021 and thus did not exclude any of our global workforce from the identification of the “median employee”. * (no exemptions) To identify the “median employee” from our employee population, we collected actual base salary paid during the 12-month period ended December 6, 2021. In making this determination, we annualized the compensation of all newly hired permanent employees and part-time employees during this period. We selected base salary paid as representing the principal form of compensation delivered to all of our employees, and this information is readily available in each country. Compensation paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on November 30, 2021. Once we identified our median employee, we combined all of the elements of that employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K to determine the median employee’s annual total compensation. P O S T - T E R M IN A T I ON C OM P E N S A T I ON Post-Termination Arrangements Under the 2016 Plan and the 2008 Plan Pursuant to awards granted to our NEOs under the 2016 Plan and the 2008 Plan, unvested RSUs, SARs and PSUs will become fully exercisable or vested upon a change in control or death and will terminate upon any other termination of employment. A “change in control” is generally defined under the 2016 Plan and the 2008 Plan as the occurrence of any of the following events: (i) the acquisition by any person of 30% or more of the combined voting power of our outstanding securities (or an additional 10% of such voting power by a 30% or greater holder of such voting power); (ii) individuals who on the effective date of the plan constituted our Board and their successors or other nominees that are appointed or otherwise approved by a vote of at least a majority of the directors then still in office who either were directors on the effective date or whose appointment, election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the Board; (iii) there is a merger or consolidation of the Company or any direct or indirect subsidiary, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent at least 60% of the combined voting power of the surviving entity or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; (iv) stockholder approval of a plan of complete liquidation or dissolution of the Company, or consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or (v) any tender or exchange offer is made to acquire 30% or more of the securities of the Company, other than an offer made by the Company, and shares are acquired pursuant to that offer. 46 W W W . FO S S I L G R O U P .C O M E M PL O YE E P OPU L AT I ON T O TA L E M PL O YE E S U.S. Employees 2,318 Non-U.S. Employees* 5,568 Global Workforce 7,886

E X E C U T I V E C OM PE N S AT I ON Set forth below are the amounts that the NEO would have received upon a change in control or death as of December 31, 2021 under the 2016 Plan and 2008 Plan. In calculating the amounts in the table, the Company based the stock distribution values on a price of $10.29 per share, which was the closing price of the Common Stock on Nasdaq as of December 31, 2021. Executive Severance Agreements The Company has entered into an Executive Severance Agreement (the “Agreement”) with each of Messrs. Boyer, Hart and McKelvey. Pursuant to the Agreement, the NEO will be entitled to certain benefits (“Severance Benefits”) upon such NEO’s “separation from service” as defined in the Internal Revenue Code (“Termination of Service”) by the Company without “Cause” (as defined in the Agreement) or such NEO’s resignation for “Good Reason” (as defined in the Agreement), provided that (i) such NEO is in compliance with all restrictive covenants in any written agreement between such NEO and the Company, and (ii) such NEO has executed and delivered a release of claims prepared by the Company within 50 days following the date of Termination of Service (the “Termination Date”). Pursuant to the Agreement, upon the NEO’s Termination of Service by the Company without Cause or such NEO’s resignation for Good Reason prior to a change in control (as defined in the 2016 Plan and the 2008 Plan) (a “Change in Control”), such NEO will be entitled to the following Severance Benefits under the Agreement: (i) 18 months of such NEO’s then current base salary in effect at the Termination Date (“Base Salary”), payable in 39 equal installments over an 18-month period in accordance with the Company’s normal payroll practices; (ii) the following cash bonuses under any cash bonus plan for which such NEO was eligible on the Termination Date: (x) a pro-rata amount payable in a lump sum, of the target bonus the NEO would have received for the fiscal year under such cash bonus plan, and (y) 1.5 times the full target bonus for which such NEO was eligible, payable in 39 equal installments over an 18-month period in accordance with the Company’s normal payroll practices; (iii) any outstanding non-performance-based RSU and SARs granted pursuant to the 2008 Plan or the 2016 Plan (collectively, “Time-Based Awards”), will continue to vest for an additional 18 months, to the same extent such awards would have otherwise vested had such NEO remained employed during such period; (iv) any outstanding PSUs granted pursuant to the 2008 Plan or the 2016 Plan will vest pro-rata, as set forth in the Agreement; and (v) all vested SARs will be exercisable until the earlier of (x) the expiration date of such award or (y) 24 months from the Termination Date. Based on a hypothetical termination date of December 31, 2021, for each of our Named Executive Officers who were employed by us on December 31, 2021, the severance benefits for those Named Executive Officers due to a termination either by us without “Cause” or by the officer for “Good Reason” in the absence of a Change in Control pursuant to the terms of the Agreements would have been as follows: 2 02 2 P R O X Y S TATE M E NT 47 NAM E R E ST R I C T E D ST OC K U N I T S ( $ ) ST OC K A P P R EC I AT I O N R I G HT S ( $) P E R F O R MAN C E S T O C K U N I T S ( $ ) T O TA L ( $ ) Kosta N. Kartsotis -0--0--0--0-Jeffrey N. Boyer 1,137,673 -0-623,173 1,760,846 Randy C . Belcher 499,940 -0-499,940 999,880 Sunil M. Doshi 476,530 -0--0-476,530 Darren E . Hart 516,301 -0-516,301 1,032,602 Greg A . McKelvey 1,156,359 -0-641,859 1,798,218

(1) The value of healthcare and insurance benefits is for 18-months of the Company-paid portion of the health insurance premiums and is based upon the medical benefit plans and the tier coverage that the executive participated in as of December 31, 2021.. Unvested PSUs are subject to the terms and performance conditions of the applicable award agreements. This calculation assumes the performance conditions were met at 100% vesting. All outstanding SARs were out of the money as of December 31, 2021. Any unused but accrued vacation pay was excluded from the above table. Each Named Executive Officer is entitled to a certain number of weeks of annual vacation based upon their years of service with the Company. (2) (3) Pursuant to the Agreement, upon the NEO’s Termination of Service by the Company without Cause or resignation for Good Reason in connection with or within 24 months following a Change in Control, such NEO will be entitled to the following Severance Benefits under the Agreement: (i) 24 months of the NEO’s Base Salary, payable in 52 equal installments over a 24-month period in accordance with the Company’s normal payroll practices; (ii) the following cash bonuses under any cash bonus plan for which such NEO was eligible on the Termination Date: (x) the full target bonus such NEO would have received under the cash bonus plan, payable in a lump sum, and (y) two times the full target bonus for which such NEO was eligible, payable in 52 equal installments over a 24-month period in accordance with the Company’s normal payroll practices; (iii) full acceleration of vesting of any outstanding Time-Based Awards; (iv) with respect to any outstanding PSUs, (x) if the Termination Date occurs within the first half of the applicable performance period, full acceleration of vesting at target performance, and (y) if the Termination Date occurs within the second half of the applicable performance period, accelerated vesting of the award, based on actual performance of the Company (if measurable) or at target performance (if the performance of the Company is not measurable); and (v) all vested SARs will be exercisable until the earlier of (x) the expiration date of such award or (y) 24 months from the Termination Date. Based on a hypothetical termination without “Cause” or by the Named Executive Officer for “Good Reason” and a Change in Control date of December 31, 2021, for each of our Named Executive Officers who were employed by us on December 31, 2021, the Change in Control termination benefits for those Named Executive Officers pursuant to the terms of the Agreements would have been as follows: (1) The value of healthcare and insurance benefits is for 18-months of the Company-paid portion of the health insurance premiums and is based upon the medical benefit plans and the tier coverage that the executive participated in as of December 31, 2021. Unvested PSUs are subject to the terms and performance conditions of the applicable award agreements. This calculation assumes the performance conditions were met at 100% vesting. All outstanding SARs were out of the money as of December 31, 2021. Any unused but accrued vacation pay was excluded from the above table. Each Named Executive Officer is entitled to a certain number of weeks of annual vacation based upon their years of service with the Company. (2) (3) 48 W W W . FO S S I L G R O U P .C O M NAM E C H A N G E I N C O N T R O L S U M H E ALT H C AR E & I N S U R AN C E B E N E F I TS (1) F A I R M A R K E T VA L U E O F A C C EL ER AT ED V E S T I N G (2) T O TA L (3) Boyer $3,500,000 $15,383 $1,760,846 $5,276,229 Hart $2,883,625 $20,496 $1,032,602 $3,936,723 McKelvey $3,605,000 $19,596 $1,798,218 $5,422,814 NAM E T O TAL B A S E S AL AR Y TA R G E T B ON U S H E ALT H C AR E & I N S U R A N C E B E N E F I TS (1) F A I R MAR K E T VAL U E O F AD D I T I O NAL V E S TI N G (2) T O TA L (3) Boyer $1,050,000 $1,750,000 $15,383 $1,604,561 $4,419,944 Hart $1,017,750 $1,272,188 $20,496 $918,475 $3,228,909 McKelvey $1,081,500 $1,802,500 $19,596 $1,637,232 $4,540,828

E X E C U T I V E C OM PE N S AT I ON In addition, the Agreement provides that the Company will pay the NEO on a monthly basis, an amount equal to the Company-paid portion of the health insurance premiums that were paid by the Company on behalf of such NEO immediately prior to the Termination Date to be used by such NEO to purchase health coverage for a period of 18 months from the Termination Date or until such NEO becomes eligible to participate in another employer’s health care plan, whichever date is earlier. The Agreement contains non-competition and non-solicitation provisions pursuant to which the NEO will be prohibited from competing with, or soliciting clients, manufacturers or suppliers of, the Company and its affiliates and from soliciting any of the Company’s or its affiliates’ employees or independent contractors for 18 months following such NEO’s Termination Date. E Q U I T Y C OM P E N S A T I ON P L A N IN F OR M A T I ON The following table provides certain information as of December 31, 2021 with respect to our equity compensation plans under which our equity securities are authorized for issuance: (1) Includes shares to be issued upon the vesting of outstanding RSUs and PSUs (assuming target performance levels) and the exercise of outstanding stock options, including those stock options that are out of the money. All SARs as of December 31, 2021 are out of the money based on the closing price of our Common Stock on the Nasdaq on December 31, 2021, which was $10.29 per share. (2) Excludes RSUs and PSUs. S E C T I O N 16 ( a ) B E N E F I C I A L O W N E R S H I P R E P O R T I N G C O M P L I A N C E Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”), to file reports of ownership and changes of ownership with the SEC. Executive officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its executive officers, directors and 10% Stockholders were timely met, except for one Form 4 for one transaction for Mr. Kartsotis. 2 02 2 P R O X Y S TATE M E NT 49 PL A N C AT E G OR Y ( A) N U M B E R O F S E C U R I T I E S T O B E I S S U E D U P O N E X E R C I S E OF O U T S TA N D I N G OP T I ON S , W A R R A N T S A N D R I G H T S (1) ( B) W E I G HTE D - AV E R A G E E X E R CI S E PR I C E OF O U T S TA N D I N G OP T I ON S , W AR R AN T S AN D R I G H T S (C ) N U M B E R O F S E C U R I T I E S R E M A IN IN G AVA IL A B L E F O R F UTU R E I S S U AN C E U N D E R E Q U I T Y C OM PE N S AT I ON PL A N S (E X C LU D I N G S E C U R IT I E S R E F L E C T E D I N C O L U M N ( A ) ) Equity compensation plans approved by security holders 1,899,263$72.34 (2) 3,764,182 Equity compensation plans not approved by security holders Not applicable Not applicable Not applicable Total 1,899,263 $72.34 3,764,182

C E R T A I N R E L A T I O N S H I P S A N D R E L A T E D T R A N S A C T I O N S In accordance with the Company’s Audit Committee charter, any proposed transaction that has been identified as a related party transaction under Item 404 of SEC Regulation S-K may be consummated or materially amended only following the approval by the Audit Committee. A related party transaction means a transaction, arrangement or relationship in which the Company and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of the Company, (ii) a security holder known to be an owner of more than 5% of the Company’s voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest. In the event that the Company proposes to enter into a related party transaction, management of the Company is required to present the transaction to the Audit Committee for review, consideration and approval. The Audit Committee, in approving or rejecting the proposed transaction, must consider all the facts and circumstances deemed relevant by and available to the Audit Committee. The Audit Committee is required to approve only those transactions that, in light of the circumstances, are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith exercise of its discretion. 50 W W W . FO S S I L G R O U P .C O M

P R O P O S A L 2 : A P P R O V A L , O N A N A D V I S O R Y B A S I S , O F C O M P E N S AT I O N P A I D T O T H E C O M P A N Y ’ S N A M E D E X E C U T I V E O F F I C E R S P R O P O S A L 2 : A P P R OVA L , O N A N A DV I S O R Y B A S I S , O F C O M P E N S AT IO N PA I D T O E X E CU T IV E O F F I C E R S T H E C O M PA N Y ’ S N A M E D Section 14A of the Exchange Act implements requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs (sometimes referred to as “say-on-pay”). At our 2017 annual meeting of stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders (92%) voted in favor of an annual advisory vote, the Board decided to annually provide stockholders with an advisory vote on the compensation of our NEOs. Accordingly, the Company is providing stockholders with its annual advisory vote on executive compensation. We are asking stockholders to indicate their support for our NEOs’ compensation as described in this proxy statement by voting “FOR” the following resolution: This vote is non-binding. The Board and the Compensation Committee expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results. As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to motivate our executives to create a successful company. Equity compensation in the form of RSUs, SARs and PSUs that are subject to further time-based vesting and, in the case of PSUs, performance-based vesting criteria, is usually the largest component of executive compensation. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards) and long-term incentives (including equity awards), rewards sustained performance that is aligned with long-term stockholder interests. Stockholders are encouraged to read the Compensation Discussion and “Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2022 Annual Meeting.” Analysis, the accompanying related narrative disclosure. compensation tables, and the 2 02 2 P R O X Y S TATE M E NT 51 The Board of Directors unanimously recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in the compensation discussion and analysis.

P R O P O S A L 3 : R AT I F IC AT IO N O F A P P O I N T M E N T O F I N D E P E N D E N T R E G I S T E R E D P U B L IC AC C O U N T I N G F I R M The Company’s independent registered public accounting firm for the fiscal year ended January 1, 2022 was Deloitte & Touche LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Audit Committee has selected the firm of Deloitte & Touche LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee feels that such a change would be in the Company’s and its stockholders’ best interests. The affirmative vote of a majority of the shares present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification. I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M F E E S The following table summarizes the aggregate fees (excluding value added taxes) incurred by the Company and its subsidiaries for work performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for the fiscal years ended January 1, 2022 and January 2, 2021, respectively: In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the American Institute of Certified Public Accountants. 20 20 The Audit Committee’s Policies and Procedures for the Engagement of the Principal Outside Auditing Firm provides for pre-approval of all audit, audit-related, tax and other permissible non-audit services provided by our principal independent registered public accounting firm on an annual basis and individual engagements as needed. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee chairperson to pre-approve principal independent registered public accounting firm services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled Audit Committee meeting (provided that the Audit Committee chairperson must report to the full Audit Committee on any pre-approval determinations). (1) Audit services billed consisted of the audits of the Company’s annual consolidated financial statements, audits of internal control over financial reporting, reviews of the Company’s quarterly condensed consolidated financial statements, any statutory audits performed and fees and expenses pertaining to the Company’s senior notes offering in 2021. (2) Benefit plan audits, agreed upon procedures and license compliance examination. (3) (4) Tax return preparation and consultation. Consists of all other non-audit related fees, including annual subscription licenses. The Audit Committee pre-approved all of the audit fees, audit-related fees and tax fees set forth in the table above. 52 W W W . FO S S I L G R O U P .C O M F I S CA L Y E A R 2 0 2 1 F I S C AL Y E AR Audit Fees (1) $3,256,528 $3,091,300 Audit-Related Fees (2) $114,606 $110,770 Tax Fees (3) $193,330 $224,000 Other Fees (4) — $50,000 Total Fees $3,564,464 $3,476,070

P R O P O S A L 3 : R AT I F I C AT I O N O F A P P O I N T M E N T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M 2 02 2 P R O X Y S TATE M E NT 53 The Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

DAT E F O R R E C E I P T O F S T O C K H O L D E R P R O P O S A L S Stockholder proposals, including nominations for persons for election to the Board, to be included in the proxy statement for the 2023 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before December 8, 2022 for inclusion in the Company’s Proxy Statement relating to that meeting. Stockholders wishing to submit proposals to be presented directly at the Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws. To be timely in connection with an annual meeting, a stockholder proposal must be received by the Company at its principal executive offices not before January 18, 2023 or after February 17, 2023. With respect to other stockholder proposals, management will be able to vote proxies in its discretion without advising stockholders in the 2023 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by the Company at its principal executive offices before February 21, 2023. AN N UAL R E P O R T You may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 without charge by sending a written request to Fossil Group, Inc., 901 S. Central Expressway, Richardson, Texas 75080, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.fossilgroup.com. O T H E R B U S I N E SS The Board is not aware of any other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise. BY ORDER OF THE BOARD OF DIRECTORS Randy S. Hyne Vice President, General Counsel and Secretary 54 W W W . FO S S I L G R O U P .C O M It is IMPORTANT that proxies be voted promptly. Stockholders who do not expect to attend the meeting and wish their stock to be voted are urged to vote by internet, phone or mail as described in the proxy card or proxy notice.

[LOGO]

PROXY FOSSIL GROUP, INC. Annual Meeting of Stockholders May 18, 2022 at 9:00 a.m., local time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Randy S. Hyne and Heather Foster or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Fossil Group, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM CT on May 18, 2022 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/fossil/2022/htype.asp by 11:59 PM ET on May 15, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting?” in the Questions and Answers about the Annual Meeting section of the Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at http://viewproxy.com/fossil/2022

Please mark your votes like this The Board of Directors recommends that you vote FOR the following proposal: 2. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN The Board of Directors recommends that you vote FOR the following proposal: 3. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN The Board of Directors recommends that you vote FOR each of the following 7 Director nominees: 1. Election of Directors FOR AGAINST ABSTAIN 01 Mark R. Belgya 02 William B. Chiasson 03 Kim Harris Jones 04 Kosta N. Kartsotis 05 Kevin Mansell 06 Marc R. Y. Rey 07 Gail B. Tifford NOTE: Such other business that may properly come before the meeting. Date Signature _ Signature _ (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/FOSL Have your proxy card available when you access the above •website. Follow the prompts to vote your shares.